united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

            Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

            225 Pictoria Drive, Suite 450 Cincinnati, OH            45246

(Address of principal executive offices)                (Zip code)

The Corporation Trust Company

1209 Orange Street Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-490-4300

Date of fiscal year end: 9/30

Date of reporting period: 9/30/22

Item 1. Reports to Stockholders.

Deer Park Total Return Credit Fund

Class A Shares: DPFAX

Class C Shares: DPFCX

Class I Shares: DPFNX

Annual Report

September 30, 2022

www.deerparkfund.com

1-888-868-9501

Distributed by Northern Lights Distributors, LLC

Member FINRA/SIPC

November 30, 2022

Dear Investor,

The Deer Park Total Return Credit Fund (the “Fund”) is an open-end mutual fund that invests primarily in legacy non-agency mortgage backed securities (“RMBS”) and legacy asset backed securities (“ABS”) which we believe have a very attractive fundamental backdrop. The Fund seeks to target a distribution yield of 3-6% and a mid-to-high single-digit total return with little correlation to both investment grade and high yield bonds, though actual distributions and performance will vary, and the Fund may have periods of negative performance (please see important disclosures below regarding the Fund’s distribution yield and performance). As of September 30, 2022, approximately 91% of the Fund’s assets are invested in floating-rate securities which we believe have the potential to provide uncorrelated returns regardless of interest rate direction.

Market Performance for the Fiscal Year Ended September 30, 2022

The Fund’s Class I Shares returned -8.27% over the trailing twelve months, and 4.31% annualized since the Fund’s inception on October 16, 2015. In aggregate, the Fund’s Class I Shares distributed approximately $0.54/share over the fiscal year based on a specified distribution policy of $0.045/share per month. This did include a portion of return of capital.

The Fund’s distribution policy is to make monthly distributions to shareholders. The level of monthly distributions (including return of capital) is not fixed. However, this distribution policy is subject to change. Shareholders should not assume that the source of a distribution from the Fund is net profit. A portion of the distributions consist of a return of capital based on the character of the distributions received from the underlying holdings. The final determination of the source and tax characteristics of all distributions will be made after the end of the year. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. There is no assurance that the Fund will continue to declare distributions or that they will continue at these rates.

As of September 30, 2022	Q4 2021	Q1 2022	Q2 2022	Q3 2022	One Year	Three Year	Since Inception*
DPFNX Class I (NAV)	0.79%	-2.30%	-4.91%	-2.03%	-8.27%	-0.06%	4.31%
DPFAX Class A (NAV)	0.73%	-2.37%	-4.98%	-2.10%	-8.51%	-0.31%	4.05%
DPFAX Class A (Max Load)	-5.09%	-7.96%	-10.44%	-7.72%	-13.80%	-2.26%	3.17%
DPFCX Class C (NAV)	0.54%	-2.47%	-5.27%	-2.19%	-9.14%	-1.03%	1.67%
Bloomberg US Aggregate Bond Index	0.01%	-5.93%	-4.69%	-4.75%	-14.60%	-3.26%	0.48%
HFRX Fixed Income – Credit	-0.06%	-5.23%	-8.03%	-1.05%	-13.82%	-0.06%	0.93%

*	Inception date for the I and A share classes is October 16, 2015. Inception date the C share class is April 6, 2017.

Performance for periods longer than one year is annualized.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. For performance information current to the most recent month-end, please call toll-free (888) 868-9501. The Fund’s total annual operating expenses are 2.40%, 3.15%, and 2.15% for the Class A, C, and I shares, respectively. The Fund’s investment advisor has contractually agreed to waive management fees and to make payments to limit Fund expenses until at least January 31, 2024. After this fee waiver, the expense ratios are 2.00%, 2.75%, and 1.75% for the Class A, C, and I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years. The maximum sales load for the Class A shares is 5.75%. A fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions.

Performance Statistics

The chart below shows performance statistics of the Fund relative to the Bloomberg Barclays U.S. Aggregate Bond Index and the HFRX Fixed Income – Credit Index from November 2015 (the first full month of Fund performance) through September 2022.

Nov. 2015 - Sep. 2022	Deer Park Total Return Credit I	Bloomberg Barclays US Aggregate Bond Index	HFRX Fixed Income - Credit Index
Annualized Return	4.23%	0.55%	0.85%
Cumulative Return	33.21%	3.84%	6.06%
Standard Deviation	7.18%	4.33%	5.26%
Gain Deviation	3.68%	2.80%	3.37%
Loss Deviation	6.25%	3.27%	4.01%
Sharpe Ratio	0.46	-0.09	-0.02
Max Drawdown	-15.80%	-16.09%	-14.26%
Deer Park Fund Correlation to:	1.00	0.25	0.69

Past performance is not indicative of future results. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Please see additional information in the Important Risk Disclosures section at the end of this letter regarding the terms used in this table.

Since inception of the Fund on October 16, 2015 through September 30, 2022, the Fund’s performance was positive or flat 84% of the trading days and negative only 16% of the trading days. This compares favorably to the Bloomberg Barclays US Aggregate Bond Index and the HRFX Fixed Income-Credit Index shown below.

Daily Statistics	Deer Park Total Return Credit I	Bloomberg Barclays US Aggregate Bond Index	HFRX Fixed Income - Credit Index
Positive/Flat Days	1468	992	936
Negative Days	283	759	815
% Positive/Flat Days	84%	57%	53%
% Negative Days	16%	43%	47%

Past performance is not indicative of future results. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Market & Portfolio Update:

The financial markets were exceptionally volatile in the 12 months ended September 30, 2022 (the “Investment Period”) with investor sentiment whipsawed by push-pull expectations for the Fed’s tightening efforts, slowing economic growth, and some market participants hoping for a Fed pivot to pause rate hikes and return to QE (a notion we view as highly unlikely). The extent of uncertainty remains high as the narrative around outcomes continues to evolve.

The Fed has raised the Fed Funds rate 300 basis points since March 2022 (through September 30, 2022), the largest increase since 1980. This has had a deleterious effect on high yield bonds, and credit markets more generally, which have experienced the worst performance year-to-date since the Global Financial Crisis (GFC). Similarly, all major indices in the equity markets have recorded their worst performance since 2008.

The prevailing sentiment is that the end of Fed tightening will come when something breaks. One crack and, perhaps, a foreshadowing of such a break, was a late-September intervention by the Bank of England in support of the Gilt market. While this action is specific to the UK market and directly related to excess leverage taken by their pension funds, it speaks to a degree of mounting risk. Global currencies are another market exhibiting stress due to the sharp increase in rates, resulting in intervention by the Chinese and Japanese governments.

As economists have often stated, the Fed tools to fight inflation are blunt instruments. As has been the case in the past, they tend to be slow to have an effect and then often result in greater than intended impact. And as Fed Chairman Powell has often stated, they are data dependent which by definition is backward looking, meaning historical economic data is used to gauge forward Fed action - an inherent timing mismatch.

The other known-unknown in today’s market is how traders and market participants will react to a market which they have never experienced before. Most of the professional talent that manages the complex global financial network, such as asset managers, financial advisors, bond issuers, regulators, central bank, etc., have little to no experience with market volatility associated with rising global interest rates. How they will react to such challenges is very much uncertain.

Market Benchmarks in 2022

Year-to-date 2022 broad market performance has left no place to hide across all major asset sectors. As shown below, the Bloomberg U.S. Aggregate bond index is down almost -15%, the S&P 500 Index is down almost -24% and the historically recommended portfolio of a 60/40 blend of equities and bonds has lost almost -21%. The Deer Park Total Return Credit Fund outperformed each of these benchmarks by over 5%.

Through September 30, 2022	Year to Date 2022
DPFNX Class I	-8.99%
Bloomberg US Aggregate Index	-14.61%
Balanced Portfolio: 60% US Equities/40% Bonds	-20.80%
S&P 500 Index (TR)	-23.87%
Bloomberg US High Yield Index	-14.74%
HFRX Fixed Income-Credit Index	-13.76%

Performance Attribution

During the fiscal year ended September 30, 2022, Legacy Non-Agency RMBS holdings in the portfolio provided the majority of the Fund’s losses. The performance of these sectors reflected the impact of the broader credit market spread widening effect, despite continued strong underlying housing fundamentals (i.e. low levels of delinquencies, foreclosures, loss severity et al).

The attribution data will not match the performance results of the Fund as it is an estimate and does not include Fund expenses, the results of residual cash balances and other timing considerations. Past performance is not indicative of future results. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Legacy RMBS

Legacy Non-Agency RMBS remains the largest holding in the Fund’s portfolio. As mentioned earlier, recent market volatility has resulted in increased spread levels across the Legacy Non-Agency RMBS bonds. Deer Park is hoping to utilize their position as one of the largest and most knowledgeable investors in the Legacy RMBS sector and selectively purchase bonds at what they believe are attractive prices.

CMBS

Our CMBS positions did not experience the same level of spread widening seen in the RMBS markets throughout the Investment Period. These results are largely attributable to purchase timeframe associated with the majority of these positions. As discussed in previous communications, the Fund had a net negative outlook on the CMBS sector for many years, citing the increasing credit risk associated with Retail collateral as well as broader valuation risk across other segments of the market. However, the dramatic market correction that occurred in the wake of the COVID crisis of 2020 created what we believe is a distressed buying opportunity within the CMBS market. We believe the 2020-2021 period allowed the Fund to capitalize on acquiring a range of CMBS positions at price levels that reflected the extreme dislocation associated with Hospitality and Retail shutdowns.

Over the past year we have seen a gradual improvement in the segments of the commercial market that were most severely impacted. One metric tracking this improvement is Fitch Ratings’ U.S. CMBS Delinquency rate which has declined to only 1.95% in September 2022. However, Fitch writes that they “anticipate the pace of delinquency improvement to wane with growing microeconomic concerns affecting refinance activity and resolution velocity. These concerns include rising interest rates, high inflation, slowing economic growth, as well as the prospect of the U.S. entering a mild recession in mid-2023. We believe the impact of the improving performance trends, coming off of the 2020 dislocation, has resulted in a degree of credit spread compression on many of the deeply discounted new purchases, which has served to offset the more general market spread widening observed across other structured credit markets.

In addition to Fitch Ratings, it should be noted that the outlook on the commercial asset class is not universally positive. Risk factors continue to be evident in the Office sector due to the impact of remote work opportunities as well as broader economic recession risk. On this latter point, an ongoing economic slowdown could once again adversely impact other segments as well (e.g. Retail, Hotel, Industrial and Multifamily). We remain focused on diligent credit risk analysis and may seek further acquisition opportunities in the future, should price levels properly account for these down-side risk factors and lower overall property valuations.

Other Investment Notes

The Fund did not have exposure to derivatives during the Investment Period. We believe the Fund invested in a manner consistent with the objectives or investment strategy detailed in the fund’s prospectus throughout the Investment Period.

Market Outlook

As Harry Murray, Portfolio Manager/Partner of Deer Park Road Management, LLC, recently stated, “This is the best buying opportunity we’ve seen in two years.” As the graph below shows, the underlying residential mortgages in legacy bonds have seen the average 80-100+% loan-to-value (LTV) ratios at origination drop significantly over the past decade due to 15+ years of principal amortization and, of course, home price appreciation.

Source: Bloomberg. Calculations exclude approximately 14-15% of the Non-Agency RMBS securities.

This dynamic has resulted in creating a substantial equity cushion for the seasoned mortgage pools. In fact, of those loans that do default and go to liquidation, approximately 40% result in zero losses to the securitization (i.e., zero loss severity). Meanwhile, the impact of floating coupon interest payments has helped offset the impact of higher interest rates, while the past several years of positive overcollateralization has further reduced expected credit risk and in many cases translated to principal write-back recoveries. All-in-all, we believe the fundamental outlook for the asset class looks as favorable as ever while the impact of the recent market decline has created more attractive total return potential on our existing holdings and increased the opportunity for new purchases.

We are optimistic about the positioning of our Fund’s portfolio regardless of where interest rates go. The majority of the Structured Credit securities in the portfolio are floating rate instruments which will have higher coupons in a higher rate environment. Additionally, if interest rates rise, hard assets such as residential housing typically see gains in value resulting in improved credit fundamentals and lower credit losses.

Important Risk Disclosures:

Investors should carefully consider the investment objectives, risks, charges and expenses of the Deer Park Total Return Credit Fund. This and other important information about the Fund is contained in the Prospectus, which can be obtained by contacting your financial advisor, or by calling (888) 868-9501. The Prospectus should be read carefully before investing. The Deer Park Total Return Credit Fund is distributed by Northern Lights Distributors, LLC member FINRA/SIPC. Princeton Fund Advisors, LLC, and Northern Lights Distributors are not affiliated. Mutual Funds involve risk including the possible loss of principal.

ABS, RMBS and CMBS are subject to credit risk because underlying loan borrowers may default. Additionally, these securities are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity. The value of these securities may go down as a result of changes in prepayment rates on the underlying mortgages or loans. During periods of declining interest rates, prepayment rates usually increase and the Fund may have to reinvest prepayment proceeds at a lower interest rate. CMBS are less susceptible to this risk because underlying loans may have prepayment penalties or prepayment lock out periods. There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes.

Standard Deviation measures the average deviations of a return series from its mean. Gain Deviation is the Standard Deviation of all positive returns. Loss Deviation is the Standard Deviation of all negative returns. Sharpe Ratio is a statistical measure that uses standard deviation and excess return over a risk-free rate of return to determine reward per unit of risk. A higher Sharpe ratio implies a better historical risk-adjusted performance. The Sharpe ratio has been calculated using the Citi 3-month Treasury Bill Index for the risk-free rate of return. Correlation is a statistic that measures the degree to which two return series move in relation to each other. Loan-to-Value is calculated by dividing the amount borrowed (mortgage amount) by the appraised value of the property, expressed as a percentage. The House Price Index (HPI) is a broad measure of the movement of single-family property prices in the United States.

The Bloomberg Barclays U.S. Aggregate Bond Index provides a measure of the performance of the U.S. investment grades bond market. The value of the Fund’s investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. HFRX Fixed Income - Credit Index includes strategies with exposure to credit across a broad continuum of credit sub-strategies, including Corporate, Sovereign, and Asset Backed. Investment thesis across all strategies is predicated on realization of a valuation discrepancy between the related credit instruments.

Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or in solvency proceedings) is subject to significant uncertainties. Investments in defaulted securities and obligations of distressed issuers are considered speculative as are junk bonds in general.

The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

The advisor’s and sub-advisor’s judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests (long or short) may prove to be incorrect and may not produce the desired results. Additionally, the advisor’s judgments about the potential performance of the sub-advisor may also prove incorrect and may not produce the desired results. Overall equity and fixed income securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Smaller companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Securities of smaller companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general. Underlying funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in an underlying fund and may be higher than other mutual funds that invest directly in stocks and bonds. Underlying funds are subject to specific risks, depending on the nature of the fund.

9482-NLD-11/16/2022

Deer Park Total Return Credit Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2022

The Fund’s performance figures* for the period ended September 30, 2022, compared to its benchmarks:

				Annualized	Annualized
		Annualized	Annualized	Inception** -	Inception*** -
	One Year	Three Year	Five Year	September 30, 2022	September 30, 2022
Class A Shares	(8.51)%	(0.31)%	1.31%	4.05%	—
Class A Shares with load	(13.80)%	(2.26)%	0.12%	3.17%	—
Class C Shares	(9.14)%	(1.03)%	0.55%	—	1.67%
Class I Shares	(8.27)%	(0.06)%	1.56%	4.31%	—
Bloomberg Capital U.S. Aggregate Bond Index	(14.60)%	(3.26)%	(0.27)%	0.48%	0.11%
HFRX Fixed Income - Credit Index	(13.81)%	(0.06)%	0.27%	0.93%	0.63%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and distributions and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses, including underlying funds, are 2.40%, 3.15% and 2.15%, respectively, for Class A, Class C and Class I shares per the January 28, 2022 prospectus. Effective April 1, 2022, The Fund’s total annual operating expenses, including underlying funds, are 2.00%, 2.75% and 1.75%, respectively, for Class A, Class C and Class I shares. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases. For certain of the periods shown, the Fund’s adviser waived and/or reimbursed certain expenses of the Fund. Absent this arrangement, the Fund’s performance would have been lower. For performance information current to the most recent month-end, please call toll free (888) 868-9501.

**	Commencement of operations is October 16, 2015.

***	Commencement of operations is April 6, 2017.

The Bloomberg Capital U.S. Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments. The index contains approximately 8,200 fixed income issues and is valued at around $15 trillion, representing 43% of the total U.S. bond market. Investors cannot invest directly in the index.

HFRX Fixed Income - Credit Index includes strategies with exposure to credit across a broad continuum of credit sub-strategies, including Corporate, Sovereign, Distressed, Convertible, Asset Backed, Capital Structure Arbitrage, Multi-Strategy and other Relative Value and Event Driven sub-strategies. Investment thesis across all strategies is predicated on realization of a valuation discrepancy between the related credit instruments. Strategies may also include and utilize equity securities, credit derivatives, government fixed income, commodities, currencies or other hybrid securities. Investors cannot invest directly in the index.

Comparison of the Change in Value of a $10,000 Investment

Deer Park Total Return Credit Fund
PORTFOLIO REVIEW (Unaudited)(Continued)
September 30, 2022

The Fund’s top asset classes and industry sectors as of September 30, 2022, are as follows:

Percent of
Portfolio Composition:	Net Assets
Non-Agency Mortgage Backed Securities	94.0%
Short Term Investment	5.2%
Agency Mortgage Backed Securities	1.0%
Other Asset Backed Securities	0.1%
Liabilities In Excess Of Other Assets	(0.3)%
100.0%

Please refer to the Schedule of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

DEER PARK TOTAL RETURN CREDIT FUND
SCHEDULE OF INVESTMENTS
September 30, 2022

Principal			Coupon
Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	AGENCY MORTGAGE BACKED SECURITIES — 1.0%
1,265,853	Fannie Mae REMICS(a),(b)	US0001M + 6.050%	2.9660	08/25/42	$130,755
5,033,751	Fannie Mae REMICS(a),(b)	US0001M + 6.100%	3.0160	01/25/43	566,664
4,462,842	Fannie Mae REMICS(a),(b)	US0001M + 6.050%	2.9660	03/25/47	443,705
2,740,641	Fannie Mae REMICS(a),(b)	US0001M + 6.050%	2.9660	03/25/47	285,910
2,620,913	Fannie Mae REMICS(a),(b)	US0001M + 6.150%	3.0660	09/25/47	299,774
2,115,010	Fannie Mae REMICS(a),(b)	US0001M + 6.200%	3.1160	09/25/48	215,563
2,618,200	Freddie Mac Military Housing Bonds(c),(d)		5.9280	11/25/52	2,243,866
738,907	Freddie Mac REMICS(a),(b)	US0001M + 6.700%	3.8820	02/15/42	78,386
3,899,864	Freddie Mac REMICS(a),(b)	US0001M + 6.100%	3.2820	12/15/44	378,005
224,653	Freddie Mac REMICS(a),(b)	US0001M + 6.000%	3.1820	05/15/46	25,272
2,007,283	Freddie Mac REMICS(a),(b)	US0001M + 6.100%	3.2820	05/15/47	227,593
4,191,326	Freddie Mac REMICS(a),(b)	US0001M + 6.150%	3.3320	09/15/47	494,125
1,399,617	Freddie Mac REMICS(a),(b)	US0001M + 6.200%	3.3820	05/15/48	149,448
3,081,295	Government National Mortgage Association(b),(d)		1.5950	03/16/47	41,745
11,798,711	Government National Mortgage Association(a),(b)	US0001M + 3.430%	0.4160	09/20/49	162,012
4,503,873	Government National Mortgage Association(b),(d)		0.4880	02/16/51	54,009
3,424,306	Government National Mortgage Association(b),(d)		0.5460	08/16/51	59,785
1,412,167	Government National Mortgage Association(b),(d)		0.5550	11/16/52	14,582
256,995	Government National Mortgage Association(b),(d)		0.5830	05/16/57	669
	TOTAL AGENCY MORTGAGE BACKED SECURITIES (Cost $17,871,646)				5,871,868

	NON-AGENCY MORTGAGE BACKED SECURITIES — 94.0%
176,034	ABFC 2004-OPT1 Trust(a)	US0001M + 5.250%	8.3340	12/25/32	205,497
666,615	ABFC 2004-OPT3 Trust(a)	US0001M + 0.750%	3.8340	09/25/33	657,056
481,733	ABFC 2004-OPT4 Trust(a)	US0001M + 2.175%	5.2590	08/25/33	438,987
562,272	Accredited Mortgage Loan Trust 2005-3(a)	US0001M + 0.700%	4.1340	09/25/35	397,502
114,000	Accredited Mortgage Loan Trust 2005-4(a)	US0001M + 0.460%	3.5440	12/25/35	90,965
338,700	ACE Securities Corp Home Equity Loan Trust Series(a)	US0001M + 5.250%	8.3340	11/25/32	291,776
143,641	ACE Securities Corp Home Equity Loan Trust Series(a)	US0001M + 5.250%	8.3340	07/25/33	129,821
472,890	ACE Securities Corp Home Equity Loan Trust Series(a)	US0001M + 5.250%	8.3340	11/25/33	461,774

See accompanying notes to financial statements.

DEER PARK TOTAL RETURN CREDIT FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Principal			Coupon
Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	NON-AGENCY MORTGAGE BACKED SECURITIES — 94.0% (Continued)
38,202	ACE Securities Corp Home Equity Loan Trust Series(a)	US0001M + 1.575%	4.6590	04/25/34	$37,556
80,583	ACE Securities Corp Home Equity Loan Trust Series(a)	US0001M + 3.000%	6.0840	04/25/34	79,780
245,351	ACE Securities Corp Home Equity Loan Trust Series(a)	US0001M + 3.375%	6.4590	04/25/34	227,251
73,566	ACE Securities Corp Home Equity Loan Trust Series(a)	US0001M + 5.250%	8.3340	04/25/34	58,336
1,359,967	ACE Securities Corp Home Equity Loan Trust Series(a)	US0001M + 1.395%	4.4790	01/25/35	1,309,138
1,291,069	ACE Securities Corp Home Equity Loan Trust Series(a)	US0001M + 3.500%	6.5840	05/25/35	1,248,187
39,476	Adjustable Rate Mortgage Trust 2005-4(d)		2.9510	08/25/35	38,196
1,918,145	Adjustable Rate Mortgage Trust 2007-1(a)	US0001M + 0.300%	3.3840	03/25/37	2,037,595
372,476	Aegis Asset Backed Securities Trust Mortgage(a)	US0001M + 2.330%	5.4140	04/25/34	324,144
209,021	Aegis Asset Backed Securities Trust Mortgage(a)	US0001M + 2.780%	5.8640	04/25/34	180,307
1,193,603	Aegis Asset Backed Securities Trust Mortgage(a)	US0001M + 2.850%	5.9340	09/25/34	1,147,591
662,218	AFC Home Equity Loan Trust(a)	US0001M + 0.810%	3.8940	06/25/29	420,987
148,494	Alternative Loan Trust 2003-4CB(d)		6.1370	04/25/33	74,411
101,966	Alternative Loan Trust 2003-J2		6.0000	10/25/33	73,555
719,303	Alternative Loan Trust 2004-8CB(a)	US0001M + 2.850%	5.9340	06/25/34	804,115
384,872	Alternative Loan Trust 2005-22T1(a),(b)	US0001M + 5.070%	1.9860	06/25/35	27,133
27,434	Alternative Loan Trust 2005-24(a)	12MTA + 1.310%	2.4140	07/20/35	4,162
29,126	Alternative Loan Trust 2005-36(d)		3.3760	05/25/33	6,226
628,242	Alternative Loan Trust 2005-45(a)	12MTA + 2.050%	3.1540	10/20/35	451,378
1,148,386	Alternative Loan Trust 2005-50CB		6.0000	11/25/35	487,890
383,647	Alternative Loan Trust 2005-56(a)	US0001M + 0.640%	3.7240	11/25/35	311,213
3,043,289	Alternative Loan Trust 2005-56(a)	US0001M + 1.160%	4.2440	11/25/35	1,915,563
1,551,385	Alternative Loan Trust 2005-61(a)	US0001M + 0.840%	3.9240	12/25/35	1,307,636
648,769	Alternative Loan Trust 2005-65CB		5.5000	12/25/35	480,316
449,870	Alternative Loan Trust 2005-65CB(a)	US0001M + 0.750%	3.8340	01/25/36	300,672
1,717,344	Alternative Loan Trust 2006-32CB(a),(b)	US0001M + 5.270%	2.1860	11/25/36	136,707
468,295	Alternative Loan Trust 2006-36T2(a)	US0001M + 0.900%	3.9840	12/25/36	160,854
203,016	Alternative Loan Trust 2006-HY10(d)		3.1340	05/25/36	181,321
294,588	Alternative Loan Trust 2006-J3		4.7500	12/25/22	202,893
170,599	Alternative Loan Trust 2006-J5		6.5000	09/25/36	88,618
24,076,557	Alternative Loan Trust 2006-OA10(b),(e)		0.5030	08/25/46	167,922
5,739,693	Alternative Loan Trust 2006-OA10(b),(e)		0.5300	08/25/46	11,948
914,596	Alternative Loan Trust 2006-OA11(a)	US0001M + 0.380%	3.4640	09/25/46	860,785
1,295,477	Alternative Loan Trust 2006-OA12(a)	US0001M + 0.210%	3.2030	09/20/46	1,011,887

See accompanying notes to financial statements.

DEER PARK TOTAL RETURN CREDIT FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Principal			Coupon
Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	NON-AGENCY MORTGAGE BACKED SECURITIES — 94.0% (Continued)
14,101,753	Alternative Loan Trust 2006-OA14(b),(d)		1.7140	11/25/46	$84,361
5,473,397	Alternative Loan Trust 2006-OA17(b),(d)		0.8500	12/20/46	339,926
247,610	Alternative Loan Trust 2006-OA19(a)	US0001M + 0.180%	3.1730	02/20/47	191,487
40,279,223	Alternative Loan Trust 2006-OA2(b),(d)		0.5420	05/20/46	2,516,271
2,220,316	Alternative Loan Trust 2006-OA7(a)	12MTA + 0.940%	1.7990	06/25/46	1,817,916
3,515	Alternative Loan Trust 2006-OC6(a)	US0001M + 0.320%	3.4040	07/25/36	3,715
159,697	Alternative Loan Trust Resecuritization 2006-22R		6.2500	05/25/36	98,373
1,233,318	American Home Mortgage Assets Trust 2005-1(a)	US0001M + 0.660%	3.7440	11/25/35	999,745
500,295	American Home Mortgage Assets Trust 2006-1(a)	US0001M + 0.190%	3.2740	05/25/46	438,801
206,118	American Home Mortgage Assets Trust 2006-2(a)	12MTA + 0.960%	2.0640	09/25/46	184,602
783,671	American Home Mortgage Assets Trust 2006-4(a)	US0001M + 0.210%	3.2940	10/25/46	438,030
160,744	American Home Mortgage Assets Trust 2007-5(a)	US0001M + 0.190%	3.4640	06/25/47	143,056
3,139,947	American Home Mortgage Investment Trust 2005-4(a)	US0001M + 0.760%	3.8440	11/25/45	3,093,576
526,076	American Home Mortgage Investment Trust 2006-3(a)	US0001M + 0.460%	3.5440	12/25/46	519,813
4,312,217	American Home Mortgage Investment Trust 2007-2(a)	US0001M + 0.540%	3.6240	03/25/37	1,774,505
3,157,162	Ameriquest Mortgage Securities Asset-Backed(a)	US0001M + 3.225%	6.3090	08/25/32	2,815,311
675,141	Ameriquest Mortgage Securities Asset-Backed(a)	US0001M + 4.875%	4.1650	12/25/33	651,864
1,322,847	Ameriquest Mortgage Securities Asset-Backed(a)	US0001M + 2.760%	5.8440	05/25/34	1,192,019
1,622,090	Ameriquest Mortgage Securities Asset-Backed(a)	US0001M + 2.100%	3.2170	11/25/34	1,355,742
2,199,781	Ameriquest Mortgage Securities Asset-Backed(a)	US0001M + 1.680%	4.7640	01/25/35	1,866,117
3,590,022	Ameriquest Mortgage Securities Inc Asset Backed(a)	US0001M + 1.155%	4.2390	01/25/36	4,027,299
163,688	Amortizing Residential Collateral Trust(a)	US0001M + 0.550%	3.9090	08/25/31	180,635
1,171,717	Amortizing Residential Collateral Trust 2001-BC6(a)	US0001M + 1.200%	4.2840	10/25/31	1,079,379
240,775	Amortizing Residential Collateral Trust 2001-BC6(a)	US0001M + 2.025%	5.1090	10/25/31	232,003
128,355	Amortizing Residential Collateral Trust 2002-BC5(a)	US0001M + 1.800%	4.8840	07/25/32	124,032
335,922	Argent Securities Inc Asset-Backed Pass-Through(a)	US0001M + 2.775%	3.4020	01/25/34	299,028
291,522	Argent Securities Inc Asset-Backed Pass-Through(a)	US0001M + 0.150%	3.2340	09/25/36	101,644
12,038	Asset Backed Securities Corp Home Equity Loan(a)	US0001M + 2.100%	5.1840	06/25/34	11,544
174,115	Asset Backed Securities Corp Home Equity Loan(a)	US0001M + 4.125%	7.2090	06/25/34	176,104
341,544	Asset Backed Securities Corp Home Equity Loan(a)	US0001M + 1.800%	4.8840	12/25/34	322,090
199,370	Asset Backed Securities Corp Home Equity Loan(a)	US0001M + 1.230%	4.3140	02/25/35	191,187
789,553	Asset Backed Securities Corp Home Equity Loan(a)	US0001M + 1.875%	4.9590	02/25/35	937,942
5,454,752	Asset Backed Securities Corp Home Equity Loan(a)	US0001M + 0.230%	3.4290	11/25/36	5,114,133
978,783	Banc of America Alternative Loan Trust 2006-5(b)		6.0000	06/25/46	179,834

See accompanying notes to financial statements.

DEER PARK TOTAL RETURN CREDIT FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Principal			Coupon
Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	NON-AGENCY MORTGAGE BACKED SECURITIES — 94.0% (Continued)
1,608,706	Banc of America Alternative Loan Trust 2006-6(b)		6.0000	07/25/46	$205,629
190,928	Banc of America Alternative Loan Trust 2006-8(a),(b)	US0001M + 786.000%	6.0000	11/25/36	35,955
438,365	Banc of America Alternative Loan Trust 2006-8(b)		6.0000	11/25/46	93,217
2,917,698	Banc of America Funding 2005-C Trust(a)	US0001M + 0.650%	3.6430	05/20/35	2,660,750
66,611	Banc of America Funding 2005-F Trust(a)	US0001M + 0.620%	3.6130	09/20/35	48,721
1,429,456	Banc of America Funding 2006-D Trust(a)	US0001M + 0.560%	3.5530	05/20/36	471,345
489,732	Banc of America Mortgage 2007-1 Trust(b)		6.0000	01/25/37	73,850
18,729,314	BANK 2017-BNK6(b),(c),(d)		1.5000	07/15/60	940,871
110,404	Bayview Commercial Asset Trust 2003-2(a),(c)	US0001M + 3.225%	6.3090	12/25/33	108,333
80,672	Bayview Commercial Asset Trust 2004-3(a),(c)	US0001M + 2.400%	5.4840	01/25/35	80,535
376,075	Bayview Commercial Asset Trust 2005-2(a),(c)	US0001M + 0.720%	3.8040	08/25/35	344,016
488,832	Bayview Commercial Asset Trust 2005-2(a),(c)	US0001M + 0.915%	3.9990	08/25/35	447,256
99,843	Bayview Commercial Asset Trust 2005-2(a),(c)	US0001M + 0.930%	4.0140	08/25/35	91,142
99,843	Bayview Commercial Asset Trust 2005-2(a),(c)	US0001M + 0.990%	4.0740	08/25/35	91,047
591,282	Bayview Commercial Asset Trust 2005-3(a),(c)	US0001M + 0.660%	3.7440	11/25/35	528,136
40,724	Bayview Commercial Asset Trust 2005-3(a),(c)	US0001M + 0.735%	3.8190	11/25/35	36,297
376,265	Bayview Commercial Asset Trust 2005-3(a),(c)	US0001M + 0.765%	3.8490	11/25/35	334,659
45,445	Bayview Commercial Asset Trust 2005-3(a),(c)	US0001M + 0.900%	3.9840	11/25/35	40,474
837,202	Bayview Commercial Asset Trust 2005-3(a),(c)	US0001M + 1.650%	4.7340	11/25/35	757,424
312,464	Bayview Commercial Asset Trust 2005-4(a),(c)	US0001M + 0.750%	3.8340	01/25/36	281,106
160,040	Bayview Commercial Asset Trust 2005-4(a),(c)	US0001M + 0.915%	3.9990	01/25/36	144,257
21,411	Bayview Commercial Asset Trust 2006-1(a),(c)	US0001M + 0.570%	3.6540	04/25/36	19,020
22,622	Bayview Commercial Asset Trust 2006-1(a),(c)	US0001M + 0.600%	3.6840	04/25/36	19,945
11,030	Bayview Commercial Asset Trust 2006-1(a),(c)	US0001M + 0.780%	3.8640	04/25/36	9,730
10,705	Bayview Commercial Asset Trust 2006-1(a),(c)	US0001M + 0.840%	3.9240	04/25/36	9,435
147,226	Bayview Commercial Asset Trust 2006-2(a),(c)	US0001M + 0.465%	3.5490	07/25/36	133,756
42,903	Bayview Commercial Asset Trust 2006-2(a),(c)	US0001M + 0.525%	3.6090	07/25/36	38,799
916,864	Bayview Commercial Asset Trust 2006-4(a),(c)	US0001M + 0.435%	3.5190	12/25/36	825,901
4,000,000	Bayview Commercial Asset Trust 2006-SP1(a),(c)	US0001M + 3.375%	6.4590	04/25/36	3,332,036
904,515	Bayview Commercial Asset Trust 2006-SP2(a),(c)	US0001M + 0.330%	3.5790	01/25/37	818,899
1,388,791	Bayview Commercial Asset Trust 2006-SP2(a),(c)	US0001M + 0.470%	3.7890	01/25/37	1,254,489
431,025	Bayview Commercial Asset Trust 2006-SP2(a),(c)	US0001M + 0.490%	3.8190	01/25/37	388,516
463,040	Bayview Commercial Asset Trust 2006-SP2(a),(c)	US0001M + 0.560%	3.9240	01/25/37	417,551
998,165	Bayview Commercial Asset Trust 2006-SP2(a),(c)	US0001M + 1.200%	4.8840	01/25/37	1,616,283

See accompanying notes to financial statements.

DEER PARK TOTAL RETURN CREDIT FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Principal			Coupon
Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	NON-AGENCY MORTGAGE BACKED SECURITIES — 94.0% (Continued)
321,722	Bayview Commercial Asset Trust 2007-1(a),(c)	US0001M + 0.290%	3.3740	03/25/37	$291,176
246,653	Bayview Commercial Asset Trust 2007-1(a),(c)	US0001M + 0.320%	3.4040	03/25/37	218,405
1,234,945	Bayview Commercial Asset Trust 2007-2(a),(c)	US0001M + 0.320%	3.4040	07/25/37	1,077,891
1,537,132	Bayview Commercial Asset Trust 2007-4(a),(c)	US0001M + 0.550%	3.6340	09/25/37	2,034,121
11,809,996	Bayview Commercial Asset Trust 2007-5(a),(c)	US0001M + 1.500%	4.5840	10/25/37	7,916,924
388,658	Bayview Financial Acquisition Trust(e)		6.5960	12/28/36	391,418
2,430,000	Bayview Financial Mortgage Pass-Through Trust(a)	US0001M + 2.025%	4.4630	06/28/44	2,113,516
4,756,909	Bayview Financial Mortgage Pass-Through Trust(a)	US0001M + 5.250%	8.3630	08/28/44	4,813,312
570,756	BCAP, LLC 2008-RR3 Trust(c),(d)		6.6680	10/25/36	219,274
1,715,609	BCAP, LLC 2009-RR4 Trust(c),(d)		6.5000	06/26/37	508,084
435,183	BCAP, LLC Trust 2006-AA2(a)	US0001M + 0.170%	3.4240	01/25/37	380,104
272,042	BCMSC Trust 2001-A(d)		8.2650	12/15/30	81,731
880,181	Bear Stearns ALT-A Trust 2003-5(d)		2.7480	12/25/33	813,756
292,400	Bear Stearns ALT-A Trust 2003-6(d)		3.1840	01/25/34	159,535
1,917,290	Bear Stearns ALT-A Trust 2005-10(a)	US0001M + 0.500%	3.5840	01/25/36	2,518,121
1,353,170	Bear Stearns ALT-A Trust 2005-3(d)		3.1360	04/25/35	1,187,722
238,709	Bear Stearns ALT-A Trust 2005-7(d)		3.6540	09/25/35	109,383
1,378,857	Bear Stearns ALT-A Trust 2006-4(d)		3.3260	08/25/36	984,210
405,994	Bear Stearns ALT-A Trust 2007-2(a)	US0001M + 0.340%	3.4240	04/25/37	362,733
117,580	Bear Stearns ARM Trust 2004-6(d)		3.6990	09/25/34	110,206
86,259	Bear Stearns ARM Trust 2004-7(d)		2.6250	10/25/34	72,348
332,105	Bear Stearns ARM Trust 2005-12(d)		3.8360	02/25/36	307,500
76,013	Bear Stearns ARM Trust 2007-4(d)		3.7070	06/25/47	70,234
293,321	Bear Stearns Asset Backed Securities I Trust(a)	US0001M + 2.850%	4.7360	06/25/34	260,934
112,763	Bear Stearns Asset Backed Securities I Trust(a)	US0001M + 4.125%	4.9570	08/25/34	86,831
182,516	Bear Stearns Asset Backed Securities I Trust(a)	US0001M + 5.625%	8.7090	08/25/34	164,110
465,628	Bear Stearns Asset Backed Securities I Trust(a)	US0001M + 2.100%	5.1840	09/25/34	437,987
618,958	Bear Stearns Asset Backed Securities I Trust(a)	US0001M + 2.625%	5.7090	09/25/34	607,169
542,598	Bear Stearns Asset Backed Securities I Trust(a)	US0001M + 2.700%	5.7840	09/25/34	503,619
912,695	Bear Stearns Asset Backed Securities I Trust(a)	US0001M + 2.850%	5.9340	09/25/34	799,105
36,391	Bear Stearns Asset Backed Securities I Trust(a)	US0001M + 0.400%	3.4840	10/25/34	35,268
708,000	Bear Stearns Asset Backed Securities I Trust(a)	US0001M + 6.000%	9.0840	10/25/34	691,276
376,471	Bear Stearns Asset Backed Securities I Trust(a)	US0001M + 2.625%	4.9390	11/25/34	331,230
189,755	Bear Stearns Asset Backed Securities I Trust(a)	US0001M + 2.700%	5.7840	12/25/34	193,374

See accompanying notes to financial statements.

DEER PARK TOTAL RETURN CREDIT FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Principal			Coupon
Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	NON-AGENCY MORTGAGE BACKED SECURITIES — 94.0% (Continued)
943,225	Bear Stearns Asset Backed Securities I Trust(a)	US0001M + 0.140%	3.2240	12/25/36	$1,625,185
183,888	Bear Stearns Asset Backed Securities Trust(e)		8.2200	10/25/29	232,153
64,583	Bear Stearns Asset Backed Securities Trust(e)		8.4100	10/25/29	65,719
241,631	Bear Stearns Asset Backed Securities Trust(e)		5.6580	09/25/33	194,484
57,314	Bear Stearns Asset Backed Securities Trust(a)	US0001M + 4.875%	7.9590	10/25/33	65,474
49,567	Bear Stearns Asset Backed Securities Trust(a)	US0001M + 2.650%	5.7340	11/25/33	36,545
73,148	Bear Stearns Asset Backed Securities Trust(a)	US0001M + 3.375%	5.2460	01/25/34	75,666
86,246	Bear Stearns Asset Backed Securities Trust(a)	US0001M + 2.850%	5.2460	01/25/34	77,364
112,358	Bear Stearns Asset Backed Securities Trust(a)	US0001M + 6.000%	5.3050	02/25/34	109,420
514,705	Bear Stearns Asset Backed Securities Trust(a)	US0001M + 4.875%	4.9730	03/25/34	518,523
12,703	Bear Stearns Asset Backed Securities Trust(a)	US0001M + 2.625%	4.9730	03/25/34	12,841
80,288	Bear Stearns Asset Backed Securities Trust(a)	US0001M + 1.875%	4.9590	07/25/34	76,566
51,739	Bear Stearns Asset Backed Securities Trust(a)	US0001M + 5.625%	8.7090	07/25/34	47,430
36,783	Bear Stearns Asset Backed Securities Trust(e)		6.0000	12/25/42	9,743
1,016,463	Bear Stearns Asset Backed Securities Trust(a)	US0001M + 3.750%	6.8340	12/25/44	996,166
84,582	Bear Stearns Asset Backed Securities Trust		6.0000	09/25/46	74,054
2,987,000	Bear Stearns Asset Backed Securities Trust 2006-2(a)	US0001M + 3.750%	6.8340	07/25/36	2,968,921
1,620,108	Bear Stearns Mortgage Funding Trust 2006-AR1(a)	US0001M + 0.520%	3.6040	08/25/36	2,030,037
341,736	Bear Stearns Mortgage Funding Trust 2006-AR5(a)	US0001M + 0.160%	3.2440	12/25/46	297,390
2,861,777	Bear Stearns Mortgage Funding Trust 2006-AR5(a)	US0001M + 0.210%	3.2940	12/25/46	3,367,932
2,654,309	Bear Stearns Mortgage Funding Trust 2007-AR1(a)	US0001M + 0.210%	3.2940	01/25/37	2,613,154
159,642	Bear Stearns Mortgage Funding Trust 2007-AR3(a)	US0001M + 0.140%	3.2240	03/25/37	137,163
2,094,575	Bear Stearns Mortgage Funding Trust 2007-AR3(a)	US0001M + 0.180%	3.2640	03/25/37	2,184,692
1,846,179	Bear Stearns Mortgage Funding Trust 2007-AR3(a)	US0001M + 0.190%	3.2740	04/25/37	1,848,137
25,241	Bear Stearns Mortgage Funding Trust 2007-SL1(a)	US0001M + 0.320%	3.4040	03/25/37	25,161
5,187,402	Carrington Mortgage Loan Trust Series 2005-FRE1(a)	US0001M + 0.930%	4.0140	12/25/35	3,163,235
1,262,364	Carrington Mortgage Loan Trust Series 2005-NC1(a)	US0001M + 1.170%	4.2540	02/25/35	1,144,840
807,149	CBA Commercial Small Balance Commercial Mortgage(c),(e)		6.0400	01/25/39	732,751
432,477	C-BASS 2007-CB1 TRUST(a)	US0001M + 0.070%	3.1540	01/25/37	157,136
837,010	C-BASS 2007-CB1 TRUST(e)		5.7210	01/25/37	292,957
2,292,227	C-BASS 2007-CB1 TRUST(e)		5.8350	01/25/37	802,078
792,273	CDC Mortgage Capital Trust 2003-HE2(a)	US0001M + 2.850%	5.9340	10/25/33	760,394
904,636	CDC Mortgage Capital Trust 2004-HE1(a)	US0001M + 0.855%	3.9390	06/25/34	1,235,675
581,470	CDC Mortgage Capital Trust 2004-HE1(a)	US0001M + 1.800%	4.8840	06/25/34	585,722

See accompanying notes to financial statements.

DEER PARK TOTAL RETURN CREDIT FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Principal			Coupon
Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	NON-AGENCY MORTGAGE BACKED SECURITIES — 94.0% (Continued)
529,705	CDC Mortgage Capital Trust 2004-HE3(a)	US0001M + 1.800%	4.8840	11/25/34	$507,293
297,972	Centex Home Equity Loan Trust 2001-b(e)		7.3300	07/25/32	240,985
50,762	Centex Home Equity Loan Trust 2003-A(a)	US0001M + 1.730%	4.8140	03/25/33	46,489
658,373	Centex Home Equity Loan Trust 2004-B(a)	US0001M + 1.575%	4.6590	03/25/34	598,713
157,377	Centex Home Equity Loan Trust 2004-D(a)	US0001M + 1.035%	4.1190	09/25/34	159,581
2,500,000	CFCRE Commercial Mortgage Trust 2016-C6(c),(d)		4.3320	11/10/49	1,939,568
3,050,000	CFCRE Commercial Mortgage Trust 2016-C7(c),(d)		4.5330	12/10/54	2,333,941
223,460	Chase Funding Trust Series 2003-1(a)	US0001M + 0.660%	3.7440	11/25/32	218,795
111,649	Chase Funding Trust Series 2003-3		4.8850	05/25/32	68,510
410,385	Chase Mortgage Finance Trust Series 2005-S3		5.5000	11/25/35	309,594
57,551	Chase Mortgage Finance Trust Series 2007-A1(d)		3.7250	02/25/37	57,191
26,375	Chase Mortgage Finance Trust Series 2007-A1(d)		3.7550	02/25/37	24,164
603,226	ChaseFlex Trust Multi-Class Mortgage Pass-Through(a)	US0001M + 0.230%	3.3140	08/25/37	512,377
1,496,000	Cherrywood SB Commercial Mortgage Loan Trust(c),(d)		7.1960	03/25/49	1,440,475
812,934	Chevy Chase Funding, LLC Mortgage-Backed(c),(d)		2.1030	10/25/34	734,891
43,365	Chevy Chase Funding, LLC Mortgage-Backed(a),(c)	US0001M + 0.320%	3.4040	05/25/35	41,315
620,263	Chevy Chase Funding, LLC Mortgage-Backed(c),(d)		1.8770	10/25/35	438,923
490,642	Chevy Chase Funding, LLC Mortgage-Backed(a),(c)	US0001M + 0.180%	3.2640	05/25/48	300,911
484,506	CHL Mortgage Pass-Through Trust 2003-48(d)		3.4070	10/25/33	328,222
293,970	CHL Mortgage Pass-Through Trust 2003-58(d)		2.7890	02/19/34	270,748
31,609	CHL Mortgage Pass-Through Trust 2004-25(a)	US0001M + 0.780%	3.8640	02/25/35	25,060
5,473,277	CHL Mortgage Pass-Through Trust 2004-29(b),(d)		0.4830	02/25/35	24,008
48,738	CHL Mortgage Pass-Through Trust 2005-11(d)		2.6550	04/25/35	36,620
23,831	CHL Mortgage Pass-Through Trust 2005-11(a)	US0001M + 0.270%	3.3540	04/25/35	21,663
319,083	CHL Mortgage Pass-Through Trust 2005-11(a)	US0001M + 0.320%	3.4040	04/25/35	174,960
257,620	CHL Mortgage Pass-Through Trust 2005-14		5.5000	07/25/35	112,191
314,060	CHL Mortgage Pass-Through Trust 2005-2(a)	US0001M + 0.680%	3.7640	03/25/35	278,877
85,661	CHL Mortgage Pass-Through Trust 2006-HYB3(d)		3.1910	05/20/36	79,228
113,881	CHL Mortgage Pass-Through Trust 2007-HYB2(d)		2.8620	02/25/47	98,676
260,997	CHL Mortgage Pass-Through Trust 2007-J3		6.0000	07/25/37	128,205
3,118,027	CIT Home Equity Loan Trust 2002-2(e)		6.4900	02/25/31	2,935,323
67,211	Citicorp Mortgage Securities Trust Series 2006-4		6.0000	08/25/36	46,388
35,080	Citicorp Mortgage Securities Trust Series 2007-7(f)		0.0000	08/25/37	23,775
4,273,512	Citicorp Residential Mortgage Trust Series 2006-1(e)		4.6560	07/25/36	2,643,253

See accompanying notes to financial statements.

DEER PARK TOTAL RETURN CREDIT FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Principal			Coupon
Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	NON-AGENCY MORTGAGE BACKED SECURITIES — 94.0% (Continued)
1,337,364	Citicorp Residential Mortgage Trust Series 2006-2(e)		5.9960	09/25/36	$537,613
3,500,000	Citigroup Commercial Mortgage Trust 2014-GC21(c),(d)		3.5880	05/10/47	2,689,261
25,851,036	Citigroup Commercial Mortgage Trust 2015-GC27(b),(c),(d)		1.5650	02/10/48	659,843
3,000,000	Citigroup Commercial Mortgage Trust 2015-GC35		3.2360	11/10/48	2,013,299
152,723	Citigroup Global Markets Mortgage Securities VII,		7.0000	12/25/27	93,692
415,011	Citigroup Global Markets Mortgage Securities VII,(a)	US0001M + 1.350%	4.4340	01/25/32	413,754
45,917	Citigroup Mortgage Loan Trust 2004-HYB2(d)		3.2370	03/25/34	43,578
158,082	Citigroup Mortgage Loan Trust 2005-3(d)		3.7410	08/25/35	128,790
72,777	Citigroup Mortgage Loan Trust 2006-AR1(a)	H15T1Y + 2.400%	2.4900	03/25/36	67,768
72,534	Citigroup Mortgage Loan Trust 2007-10(d)		3.7030	09/25/37	65,709
1,783,688	Citigroup Mortgage Loan Trust 2007-AHL2(a)	US0001M + 0.070%	3.1540	05/25/37	1,312,572
237,823	Citigroup Mortgage Loan Trust 2007-AHL3(a),(c)	US0001M + 0.170%	3.2540	05/25/37	215,549
82,133	Citigroup Mortgage Loan Trust 2007-AMC2(a)	US0001M + 0.080%	3.1640	01/25/37	63,189
48,445	Citigroup Mortgage Loan Trust 2007-AR8(d)		3.5340	07/25/37	43,417
335,720	Citigroup Mortgage Loan Trust 2007-OPX1(e)		6.3330	01/25/37	137,144
45,362	Citigroup Mortgage Loan Trust, Inc.(d)		2.1830	02/25/34	45,534
202,090	Citigroup Mortgage Loan Trust, Inc.(a)	US0001M + 1.095%	4.1790	02/25/35	203,061
1,322,377	Citigroup Mortgage Loan Trust, Inc.(a)	US0001M + 1.875%	4.9590	08/25/35	1,472,554
4,207,299	Citigroup Mortgage Loan Trust, Inc.(a)	US0001M + 0.975%	4.0590	10/25/35	2,457,411
485,790	Citigroup Mortgage Loan Trust, Inc.(a)	US0001M + 0.260%	3.3440	11/25/35	409,320
68,372	CitiMortgage Alternative Loan Trust Series 2007-A1		6.0000	01/25/37	59,866
1,196,078	CitiMortgage Alternative Loan Trust Series 2007-A4		5.7500	04/25/37	1,064,350
3,276,166	CitiMortgage Alternative Loan Trust Series 2007-A6(a),(b)	US0001M + 5.400%	2.3160	06/25/37	150,244
1,860,000	COMM 2012-LC4 Mortgage Trust(d)		5.4540	12/10/44	1,688,891
918,000	COMM 2013-CCRE7 Mortgage Trust(c),(d)		4.5310	03/10/46	829,015
1,300,000	COMM 2014-LC17 Mortgage Trust(c)		3.1140	10/10/47	1,070,554
1,735,370	Conseco Finance Corporation(d)		7.9500	11/15/26	1,635,209
163,250	Conseco Finance Corporation(d)		7.5400	06/15/28	161,406
2,817,566	Conseco Finance Corporation(d)		6.5600	11/01/28	2,545,047
2,948,920	Conseco Finance Corporation(d)		6.8300	04/01/30	2,667,433
386,638	Conseco Finance Corporation/Old(a)	US0001M + 5.250%	8.0680	04/15/32	390,376
462,585	Conseco Finance Home Equity Loan Trust 2002-B(a)	US0001M + 5.250%	8.0680	05/15/33	467,774
872,901	Conseco Finance Securitizations Corporation(d)		7.6900	03/01/31	744,187
3,000,000	Conseco Finance Securitizations Corporation(d)		9.5460	12/01/33	2,829,533

See accompanying notes to financial statements.

DEER PARK TOTAL RETURN CREDIT FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Principal			Coupon
Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	NON-AGENCY MORTGAGE BACKED SECURITIES — 94.0% (Continued)
1,041,507	Conseco Finance Securitizations Corporation(d)		9.7790	12/01/33	$51,000
1,084,194	Countrywide Asset-Backed Certificates(a)	US0001M + 0.900%	3.6840	05/25/32	1,033,571
525,220	Countrywide Asset-Backed Certificates(a)	US0001M + 2.250%	5.3340	11/25/32	503,588
163,696	Countrywide Asset-Backed Certificates(a)	US0001M + 2.550%	5.6340	04/25/33	158,836
554,776	Countrywide Asset-Backed Certificates(a)	US0001M + 1.020%	4.1040	09/25/33	485,863
200,272	Countrywide Asset-Backed Certificates(a)	US0001M + 1.875%	4.9590	04/25/34	187,521
506,367	Countrywide Asset-Backed Certificates(a)	US0001M + 1.875%	4.9590	10/25/34	460,262
1,133,380	Countrywide Asset-Backed Certificates(a)	US0001M + 4.200%	7.2840	12/25/34	1,129,785
129,668	Countrywide Asset-Backed Certificates(a)	US0001M + 0.500%	3.5840	03/25/36	130,539
3,101,138	Countrywide Asset-Backed Certificates(a)	US0001M + 0.975%	4.0590	04/25/36	2,468,857
1,750,851	Countrywide Asset-Backed Certificates(a)	US0001M + 0.615%	3.6990	07/25/36	1,642,781
384,908	Countrywide Asset-Backed Certificates(a)	US0001M + 0.260%	3.3440	12/25/36	377,314
2,303,009	Countrywide Asset-Backed Certificates(a)	US0001M + 0.280%	3.3640	03/25/37	2,209,477
121,069	Countrywide Asset-Backed Certificates(a)	US0001M + 0.140%	3.2240	05/25/37	113,148
240,360	Countrywide Asset-Backed Certificates(a)	US0001M + 0.230%	3.3140	05/25/37	191,476
900,522	Countrywide Asset-Backed Certificates(a),(c)	US0001M + 0.900%	3.9840	03/25/47	751,884
264,802	Credit Suisse First Boston Mortgage Securities(d)		3.0410	06/25/32	256,473
81,880	Credit Suisse First Boston Mortgage Securities(a)	US0001M + 2.000%	4.3160	10/25/32	79,395
1,160,368	Credit Suisse First Boston Mortgage Securities(d)		6.6610	02/25/33	873,535
92,768	Credit Suisse First Boston Mortgage Securities(d)		2.3400	03/25/33	88,541
750,242	Credit Suisse First Boston Mortgage Securities(a)	US0001M + 2.100%	5.1840	02/25/34	751,134
114,483	Credit Suisse First Boston Mortgage Securities(a)	US0001M + 3.250%	3.4580	04/25/34	104,337
1,089,164	Credit Suisse First Boston Mortgage Securities(a)	US0001M + 1.150%	4.2340	11/25/34	917,794
568,329	Credit Suisse First Boston Mortgage Securities		5.5000	02/25/35	495,781
928,113	Credit-Based Asset Servicing and Securitization, LLC(a)	US0001M + 1.950%	5.0340	04/25/32	892,063
573,151	Credit-Based Asset Servicing and Securitization, LLC (a)	US0001M + 3.000%	4.7760	05/25/32	577,650
81,161	Credit-Based Asset Servicing and Securitization, LLC (a)	US0001M + 1.425%	4.5090	01/25/33	80,070
221,578	Credit-Based Asset Servicing and Securitization, LLC (a),(c)	US0001M + 3.750%	3.2590	03/25/34	222,832
145,075	Credit-Based Asset Servicing and Securitization, LLC (a)	US0001M + 4.875%	3.2590	03/25/34	193,539
108,178	Credit-Based Asset Servicing and Securitization, LLC (a)	US0001M + 3.000%	3.2590	03/25/34	106,576
101,750	Credit-Based Asset Servicing and Securitization, LLC (a)	US0001M + 2.700%	3.9540	07/25/35	93,926
29,709	Credit-Based Asset Servicing and Securitization, LLC (a)	US0001M + 0.795%	3.8790	12/25/35	29,255
1,160,652	Credit-Based Asset Servicing and Securitization, LLC (a),(c)	US0001M + 1.050%	4.1340	07/25/36	1,135,188
445,000	Credit-Based Asset Servicing and Securitization, LLC (e)		6.1140	04/25/37	303,172

See accompanying notes to financial statements.

DEER PARK TOTAL RETURN CREDIT FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Principal			Coupon
Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	NON-AGENCY MORTGAGE BACKED SECURITIES — 94.0% (Continued)
876,493	Credit-Based Asset Servicing and Securitization, LLC (a),(c)	US0001M + 0.340%	1.9640	07/25/37	$606,741
1,000,000	Csail 2015-C2 Commercial Mortgage Trust Series 2015-C2 D(d)		4.3170	06/15/57	721,299
566,781	CSFB Mortgage-Backed Trust Series 2004-7(d)		5.9870	11/25/34	295,315
2,651,473	CWABS Asset-Backed Certificates Trust 2005-1(d)		5.5550	07/25/35	2,244,765
132,574	CWABS Asset-Backed Certificates Trust 2005-1(d)		5.6540	07/25/35	87,395
1,883,000	CWABS Asset-Backed Certificates Trust 2005-4(d)		5.2360	07/25/35	1,393,795
1,596,449	CWABS Inc Asset-Backed Certificates Trust 2004-4(a)	US0001M + 4.500%	7.5840	08/25/33	1,599,971
22,744	CWABS Inc Asset-Backed Certificates Trust 2004-5(a)	US0001M + 0.855%	3.9390	08/25/34	22,347
769,062	CWHEQ Revolving Home Equity Loan Trust Series(a),(c)	US0001M + 0.180%	2.9980	05/15/35	754,367
233,561	CWHEQ Revolving Home Equity Loan Trust Series(a)	US0001M + 0.200%	3.0180	05/15/36	221,094
147,079	Delta Funding Home Equity Loan Trust 1999-3(e)		8.1000	01/15/30	92,054
85,756	Deutsche Alt-A Securities Inc Mortgage Loan Trust(d)		5.5000	11/25/35	120,749
682,113	Deutsche Alt-A Securities Mortgage Loan Trust		6.0000	10/25/22	489,942
1,189,298	Deutsche Alt-A Securities Mortgage Loan Trust(a)	US0001M + 0.400%	3.4840	08/25/47	837,431
2,295,502	Deutsche Mortgage Sec Inc Mort Loan Tr Ser 2004-1(e)		5.6700	12/25/33	1,848,597
954,447	Deutsche Mortgage Securities Inc REMIC Trust(a),(c)	US0001M + 0.250%	3.3710	05/28/37	391,780
14,297	DSLA Mortgage Loan Trust 2004-AR3(a)	US0001M + 1.650%	4.6430	08/25/35	12,412
293,007	DSLA Mortgage Loan Trust 2004-AR3(a)	US0001M + 1.875%	4.8680	07/19/44	158,048
14,180	DSLA Mortgage Loan Trust 2005-AR1(a)	US0001M + 0.660%	3.6530	02/19/45	946
3,276,332	DSLA Mortgage Loan Trust 2007-AR1(a)	US0001M + 0.180%	3.1730	04/19/47	3,573,140
969,337	EMC Mortgage Loan Trust 2002-A(a),(c)	US0001M + 2.550%	5.6340	05/25/39	967,861
2,901,621	Equifirst Loan Securitization Trust 2007-1(a)	US0001M + 0.280%	3.3640	04/25/37	4,710,323
440,589	EquiFirst Mortgage Loan Trust 2004-3(a)	US0001M + 3.900%	6.9840	12/25/34	422,497
850,860	EquiFirst Mortgage Loan Trust 2005-1(a)	US0001M + 1.800%	4.8840	04/25/35	786,114
457,005	Equity One Mortgage Pass-Through Trust 2004-3(e)		4.0200	07/25/34	344,033
137,877	Fannie Mae REMIC Trust 2003-W1(d)		2.6450	12/25/42	106,375
432,424	Finance America Mortgage Loan Trust 2004-1(a)	US0001M + 2.175%	5.2590	06/25/34	371,883
224,135	Finance America Mortgage Loan Trust 2004-2(a)	US0001M + 0.900%	3.9840	08/25/34	211,553
640,958	First Franklin Mortgage Loan Trust 2002-FF4(a)	US0001M + 1.575%	4.6590	02/25/33	538,881
12,617	First Franklin Mortgage Loan Trust 2002-FFA(a)	US0001M + 2.000%	5.0840	09/25/32	14,715
274,158	First Franklin Mortgage Loan Trust 2003-FF4(a)	US0001M + 2.475%	5.5590	10/25/33	230,916
879,861	First Franklin Mortgage Loan Trust 2003-FFH1(a)	US0001M + 2.625%	5.7090	09/25/33	793,248
2,808,896	First Franklin Mortgage Loan Trust 2003-FFH2(a)	US0001M + 2.370%	5.4540	02/25/34	2,689,272
2,596,711	First Franklin Mortgage Loan Trust 2004-FF10(a)	US0001M + 2.325%	5.4090	05/25/34	2,192,407

See accompanying notes to financial statements.

DEER PARK TOTAL RETURN CREDIT FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Principal			Coupon
Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	NON-AGENCY MORTGAGE BACKED SECURITIES — 94.0% (Continued)
429,595	First Franklin Mortgage Loan Trust 2004-FF5(a)	US0001M + 2.400%	5.4840	08/25/34	$394,228
1,148,388	First Franklin Mortgage Loan Trust 2004-FF7(a)	US0001M + 2.175%	5.2590	09/25/34	1,138,836
984,248	First Franklin Mortgage Loan Trust 2004-FF7(e)		5.5000	09/25/34	834,056
913,553	First Franklin Mortgage Loan Trust 2004-FFH4(a)	US0001M + 2.700%	5.7840	01/25/35	872,565
5,112,910	First Franklin Mortgage Loan Trust 2005-FF9(a)(h)	US0001M + 0.810%	3.8940	10/25/35	5,059,177
4,626,049	First Franklin Mortgage Loan Trust 2006-FF10(a)	US0001M + 0.270%	3.3540	07/25/36	6,573,823
4,284,134	First Franklin Mortgage Loan Trust 2006-FF11(a)	US0001M + 0.375%	3.4590	08/25/36	4,099,516
4,196,513	First NLC Trust 2005-1(a)	US0001M + 0.645%	2.2470	05/25/35	3,289,980
1,201,179	First NLC Trust 2007-1(a),(c)	US0001M + 0.280%	3.3640	08/25/37	679,191
54,487	Fremont Home Loan Trust 2004-B(a)	US0001M + 2.325%	5.4090	05/25/34	53,463
43,966	Fremont Home Loan Trust 2004-C(a)	US0001M + 1.725%	4.8090	08/25/34	41,269
361,567	GE Capital Mortgage Funding Corp 1999-HE3 Trust(d)		7.7750	10/25/29	352,107
85,452	GE Capital Mortgage Services Inc 1999-HE2 Trust(d)		7.9050	07/25/29	44,713
1,411,332	Global Mortgage Securitization Ltd.(c)		5.2500	04/25/32	1,265,927
190,940	GMACM Home Equity Loan Trust 2006-HE1(a)	US0001M + 0.315%	3.3990	11/25/36	286,845
1,549,199	GMACM Mortgage Loan Trust 2004-GH1(e)		5.5000	07/25/35	1,305,924
15,733	GreenPoint Mortgage Funding Trust 2006-AR3(a)	US0001M + 0.460%	3.5440	04/25/36	18,245
5,333,141	GreenPoint Mortgage Funding Trust Series 2006-AR6(a)	US0001M + 0.220%	3.5240	10/25/46	5,073,669
1,560,746	GreenPoint Mortgage Funding Trust Series 2006-AR6(a)	US0001M + 0.340%	3.7640	10/25/46	1,114,189
348,674	GreenPoint Mortgage Loan Trust 2004-1(a)	US0001M + 1.150%	4.2340	10/25/34	326,995
1,250,000	GS Mortgage Securities Corp Trust 2018-3PCK(a),(c)	US0001M + 4.000%	7.3180	09/15/31	1,158,290
10,157,391	GS Mortgage Securities Corporation II(a),(c)	US0001M + 1.550%	4.6180	09/15/31	8,635,660
1,291,325	GS Mortgage Securities Trust 2007-GG10(d)		5.8090	08/10/45	400,311
125,000	GS Mortgage Securities Trust 2011-GC5(c),(d)		5.3020	08/10/44	118,915
558,529	GS Mortgage Securities Trust 2011-GC5(c),(d)		5.3020	08/10/44	467,127
3,500,000	GS Mortgage Securities Trust 2014-GC22(c),(d)		4.8430	06/10/47	3,127,385
2,416,666	GS Mortgage Securities Trust 2014-GC24(c),(d)		4.6650	09/10/47	1,714,126
3,790,000	GS Mortgage Securities Trust 2014-GC26(c),(d)		4.6720	11/10/47	2,784,140
3,000,000	GS Mortgage Securities Trust 2016-GS4 Series 2016-GS4 Class D(c),(d)		3.2330	11/10/49	2,265,992
34,220	GSAA Home Equity Trust 2005-2(a)	US0001M + 2.175%	5.2590	12/25/34	52,726
53,863	GSAA Home Equity Trust 2006-3(a)	US0001M + 0.160%	3.2440	03/25/36	21,767
1,842,000	GSAA Trust(e)		6.2600	11/25/34	1,559,356
166,297	GSAMP Trust 2004-OPT(a)	US0001M + 2.550%	3.3300	11/25/34	129,231
89,597	GSAMP Trust 2004-WF(a)	US0001M + 2.475%	5.5590	10/25/34	85,306

See accompanying notes to financial statements.

DEER PARK TOTAL RETURN CREDIT FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Principal			Coupon
Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	NON-AGENCY MORTGAGE BACKED SECURITIES — 94.0% (Continued)
1,665,020	GSAMP Trust 2006-NC1(a)	US0001M + 0.570%	3.6540	02/25/36	$1,822,505
1,025,875	GSAMP Trust 2007-FM1(a)	US0001M + 0.120%	3.2040	12/25/36	536,393
2,000,000	GSAMP Trust 2007-SEA1(c),(e)		5.5000	12/25/36	1,643,165
1,513,395	GSMPS Mortgage Loan Trust 2003-3(c),(d)		7.0450	06/25/43	201,784
142,151	GSMPS Mortgage Loan Trust 2006-RP1(a),(c)	US0001M + 0.350%	3.4340	01/25/36	119,020
263,150	GSR Mortgage Loan Trust 2003-1(a)	H15T1Y + 1.750%	2.8800	03/25/33	240,996
155,811	GSR Mortgage Loan Trust 2003-2F		4.7500	03/25/32	140,845
14,070	GSR Mortgage Loan Trust 2004-7(d)		3.0280	06/25/34	13,700
2,124,053	GSR Mortgage Loan Trust 2006-4F(a)	US0001M + 0.350%	3.4340	05/25/36	343,625
1,060,812	GSR Mortgage Loan Trust 2006-9F(a)	US0001M + 0.350%	3.4340	10/25/36	120,905
23,348	GSR Mortgage Loan Trust 2006-AR2(a)	US0001M + 0.780%	3.8640	12/25/35	9,980
107,145	GSR Mortgage Loan Trust 2006-AR2(d)		2.7470	04/25/36	77,157
1,211,478	GSR Mortgage Loan Trust 2006-OA1(a)	US0001M + 0.520%	3.6040	08/25/46	427,843
478,529	HarborView Mortgage Loan Trust 2005-12(a)	12MTA + 2.000%	3.1040	10/19/35	284,041
3,576,179	HarborView Mortgage Loan Trust 2005-13(a)	US0001M + 0.560%	3.5530	02/19/36	1,974,307
128,514	HarborView Mortgage Loan Trust 2005-6(a)	US0006M + 0.760%	3.5080	07/19/45	107,751
1,432,502	HarborView Mortgage Loan Trust 2005-6(a)	US0006M + 0.825%	3.5730	07/19/45	1,136,243
16,624,366	HarborView Mortgage Loan Trust 2005-8(b),(d)		0.0001	09/19/35	166
11,957,565	HarborView Mortgage Loan Trust 2006-1(b),(d)		0.0001	03/19/36	243,421
4,248,823	HarborView Mortgage Loan Trust 2006-10(a)	US0001M + 0.240%	3.2330	11/19/36	3,840,765
1,485,813	HarborView Mortgage Loan Trust 2006-12(a)	US0001M + 0.240%	3.2330	12/19/36	1,378,248
1,047,177	HarborView Mortgage Loan Trust 2006-14(a)	US0001M + 0.200%	3.3930	02/19/37	1,807,710
126,064	HarborView Mortgage Loan Trust 2006-7(a)	US0001M + 0.400%	3.3930	09/19/46	114,973
2,127,198	HarborView Mortgage Loan Trust 2007-1(a)	US0001M + 0.360%	3.3530	03/19/37	2,892,859
1,822,171	HarborView Mortgage Loan Trust 2007-3(a)	US0001M + 0.230%	3.4530	05/19/47	1,492,982
4,719,242	HarborView Mortgage Loan Trust 2007-7(a)	US0001M + 1.000%	4.0840	10/25/37	3,833,447
850,000	HMH Trust 2017-NSS(c)		3.0620	07/05/31	820,587
8,113,000	HMH Trust 2017-NSS(c)		6.2920	07/05/31	7,514,289
4,000,000	HMH Trust 2017-NSS(c)		8.4800	07/05/31	3,665,979
233,233	Home Equity Asset Trust(a)	US0001M + 2.550%	5.6340	03/25/33	222,687
135,035	Home Equity Asset Trust(a)	US0001M + 2.350%	5.4340	04/25/34	127,712
296,287	Home Equity Asset Trust(a)	US0001M + 2.500%	5.5840	04/25/34	276,144
243,655	Home Equity Asset Trust(a)	US0001M + 2.600%	5.6840	08/25/34	606,209
770,660	Home Equity Asset Trust(a)	US0001M + 1.500%	4.5840	03/25/35	722,565

See accompanying notes to financial statements.

DEER PARK TOTAL RETURN CREDIT FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Principal			Coupon
Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	NON-AGENCY MORTGAGE BACKED SECURITIES — 94.0% (Continued)
189,251	Home Equity Asset Trust 2002-2(a)	US0001M + 1.850%	4.2940	06/25/32	$174,254
215,407	Home Equity Asset Trust 2004-6(a)	US0001M + 1.650%	4.7340	12/25/34	209,476
1,140,391	Home Equity Asset Trust 2005-4(a)	US0001M + 1.680%	4.7640	10/25/35	1,120,958
9,010,590	Home Equity Loan Trust(a)	US0001M + 0.500%	3.5840	04/25/37	9,020,098
466,685	Home Equity Mortgage Loan Asset-Backed Trust(a)	US0001M + 2.175%	5.2590	12/25/32	469,987
105,693	Home Equity Mortgage Loan Asset-Backed Trust(e)		4.9090	04/25/33	144,502
293,558	Home Equity Mortgage Loan Asset-Backed Trust(a)	US0001M + 1.875%	3.9430	03/25/35	237,541
344,441	Home Equity Mortgage Loan Asset-Backed Trust(a)	US0001M + 1.575%	3.9430	03/25/35	286,647
156,564	Home Equity Mortgage Loan Asset-Backed Trust(a)	US0001M + 1.425%	4.5090	03/25/35	132,841
137,000	Home Equity Mortgage Loan Asset-Backed Trust(a)	US0001M + 0.660%	3.7440	03/25/36	126,849
167,752	Home Equity Mortgage Loan Asset-Backed Trust(a)	US0001M + 0.120%	3.2040	04/25/37	119,267
983,984	Home Equity Mortgage Loan Asset-Backed Trust(a)	US0001M + 0.220%	3.3040	04/25/37	780,908
1,506,646	Home Equity Mortgage Loan Asset-Backed Trust(a)	US0001M + 0.240%	3.3240	04/25/37	1,043,532
101,121	HomeBanc Mortgage Trust 2004-2(a)	US0001M + 0.975%	4.0590	12/25/34	94,897
396,324	HomeBanc Mortgage Trust 2005-1(a)	US0001M + 1.875%	2.1580	03/25/35	310,853
51,723	HomeBanc Mortgage Trust 2005-1(a)	US0001M + 1.950%	2.1580	03/25/35	40,524
5,014,897	HSI Asset Securitization Corp Trust 2007-WF1(a)	US0001M + 0.270%	3.4890	05/25/37	5,790,281
1,846,000	Hudsons Bay Simon JV Trust 2015-HBS Series 2015-HB10 A10(c)		4.1540	08/05/34	1,615,175
936,255	Hudsons Bay Simon JV Trust 2015-HBS(a),(c)	US0001M + 2.400%	5.0330	08/05/34	798,345
453,975	IMC Home Equity Loan Trust 1998-1(e)		7.5300	06/20/29	411,657
1,177	IMC Home Equity Loan Trust 1998-5(e)		6.5600	03/15/37	1,150
371,600	Impac CMB Trust Series 2004-11(a)	US0001M + 0.740%	3.8240	03/25/35	352,036
44,069	Impac CMB Trust Series 2004-4(a)	US0001M + 2.250%	5.3340	09/25/34	43,252
263,694	Impac CMB Trust Series 2005-2(a)	US0001M + 0.645%	3.7290	04/25/35	245,484
450,855	Impac CMB Trust Series 2005-2(a)	US0001M + 0.765%	3.8490	04/25/35	413,740
75,193	Impac CMB Trust Series 2005-2(a)	US0001M + 1.125%	4.2090	04/25/35	67,756
50,129	Impac CMB Trust Series 2005-2(a)	US0001M + 2.475%	5.5590	04/25/35	46,097
3,699	Impac CMB Trust Series 2005-6(a)	US0001M + 3.375%	6.4590	10/25/35	3,666
231,480	Impac Secured Assets CMN Owner Trust		6.5000	04/25/33	141,269
900,165	Impac Secured Assets CMN Owner Trust(e)		5.5860	03/25/34	722,757
4,223,750	Impac Secured Assets Corp Series 2004-4(a)	US0001M + 1.650%	4.7340	02/25/35	3,597,695
1,551,245	IndyMac IMJA Mortgage Loan Trust 2007-A1		6.0000	08/25/37	681,231
1,471,799	IndyMac IMJA Mortgage Loan Trust 2007-A3		6.2500	11/25/37	717,133
4,742,367	IndyMac IMSC Mortgage Loan Trust 2007-HOA1(a)	US0001M + 0.180%	3.4440	07/25/47	3,545,906

See accompanying notes to financial statements.

DEER PARK TOTAL RETURN CREDIT FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Principal			Coupon
Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	NON-AGENCY MORTGAGE BACKED SECURITIES — 94.0% (Continued)
83,546	IndyMac INDA Mortgage Loan Trust 2006-AR3(d)		3.0050	12/25/36	$73,344
970,967	IndyMac INDX Mortgage Loan Trust 2004-AR13(d)		2.8130	01/25/35	776,737
1,504,815	IndyMac INDX Mortgage Loan Trust 2004-AR14(a)	US0001M + 0.720%	3.8040	01/25/35	1,199,161
104,047	IndyMac INDX Mortgage Loan Trust 2004-AR5(a)	US0001M + 0.800%	3.8840	08/25/34	89,451
929,025	IndyMac INDX Mortgage Loan Trust 2004-AR6(d)		3.3800	10/25/34	885,253
920,803	IndyMac INDX Mortgage Loan Trust 2004-AR9(a)	US0001M + 1.800%	4.8840	11/25/34	645,016
209,849	IndyMac INDX Mortgage Loan Trust 2005-AR2(a)	US0001M + 0.780%	3.8640	02/25/35	152,236
302,378	IndyMac INDX Mortgage Loan Trust 2005-AR23(d)		2.9820	11/25/35	257,672
389,664	IndyMac INDX Mortgage Loan Trust 2005-AR4(a)	US0001M + 0.560%	3.6440	03/25/35	379,130
235,282	IndyMac INDX Mortgage Loan Trust 2006-AR21(a)	US0001M + 0.240%	3.3240	08/25/36	211,686
534,120	IndyMac INDX Mortgage Loan Trust 2006-AR29(a)	US0001M + 0.160%	3.2440	11/25/36	516,847
654,446	IndyMac INDX Mortgage Loan Trust 2006-AR29(a)	US0001M + 0.340%	3.4240	11/25/36	636,747
41,789	IndyMac INDX Mortgage Loan Trust 2006-AR5(d)		3.1590	05/25/36	38,784
81,252	IndyMac INDX Mortgage Loan Trust 2006-AR6(a)	US0001M + 0.400%	3.4840	06/25/46	69,761
387,672	IndyMac INDX Mortgage Loan Trust 2006-AR8(a)	US0001M + 0.460%	3.5440	07/25/46	412,225
1,439,140	IndyMac INDX Mortgage Loan Trust 2007-FLX3(a)	US0001M + 0.270%	3.6240	06/25/37	1,620,265
6,442	Irwin Home Equity Loan Trust 2006-1(a),(c)	US0001M + 0.420%	3.5040	09/25/35	6,408
388,124	JP Morgan Alternative Loan Trust(d)		3.3240	05/25/36	265,659
2,418,450	JP Morgan Chase Commercial Mortgage Securities(c)		3.4290	06/10/27	1,124,579
3,174,862	JP Morgan Chase Commercial Mortgage Securities(c)		3.9100	05/05/30	2,571,638
64,000	JP Morgan Chase Commercial Mortgage Securities(a),(c)	US0001M + 2.550%	5.3680	04/15/31	59,547
27,000	JP Morgan Chase Commercial Mortgage Securities(a),(c)	US0001M + 3.370%	6.1880	04/15/31	25,012
1,821,000	JP Morgan Chase Commercial Mortgage Securities(d)		4.3030	04/15/46	1,456,494
3,129,892	JP Morgan Chase Commercial Mortgage Securities Series 2006-LDP9 Class A-MS		5.3370	05/15/47	2,835,066
957,411	JP Morgan Mortgage Trust 2005-A1(d)		2.9990	02/25/35	786,655
75,585	JP Morgan Mortgage Trust 2006-A6(d)		3.4080	10/25/36	57,932
159,875	JP Morgan Mortgage Trust 2006-A7(d)		3.1930	01/25/37	140,680
131,430	JP Morgan Mortgage Trust 2006-S3		6.5000	08/25/36	57,086
1,000,000	JPMBB Commercial Mortgage Securities Trust(c),(d)		3.7800	10/15/48	708,317
3,302,000	JPMBB Commercial Mortgage Securities Trust 2016-C1(c),(d)		4.8940	03/15/49	2,509,167
2,500,000	JPMDB Commercial Mortgage Securities Trust 2016-C2(c),(d)		3.4880	06/15/49	1,576,515
5,000,000	Lehman Brothers Small Balance Commercial Mortgage(a),(c)	US0001M + 0.600%	3.6840	06/25/37	4,193,798
1,837,316	Lehman Mortgage Trust 2005-3		5.5000	01/25/36	1,055,778
41,087	Lehman Mortgage Trust 2005-3		6.0000	01/25/36	37,337

See accompanying notes to financial statements.

DEER PARK TOTAL RETURN CREDIT FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Principal			Coupon
Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	NON-AGENCY MORTGAGE BACKED SECURITIES — 94.0% (Continued)
4,850,884	Lehman Mortgage Trust 2007-5(a),(b)	US0001M + 6.340%	3.2560	06/25/37	$762,239
138,320	Lehman XS Trust 2007-1(a)	US0001M + 0.460%	3.5440	02/25/37	109,509
942,172	Lehman XS Trust 2007-6(a)	US0001M + 0.420%	3.5040	05/25/37	784,294
1,304,347	Lehman XS Trust Series 2005-5N(a)	US0001M + 0.500%	3.5840	11/25/35	806,236
1,631,285	Lehman XS Trust Series 2006-18N(a)	US0001M + 0.190%	3.4640	12/25/36	1,316,936
717,774	Lehman XS Trust Series 2007-12N(a)	US0001M + 0.200%	3.4840	07/25/47	684,953
136,653	Lehman XS Trust Series 2007-16N(a)	US0001M + 0.850%	4.7840	09/25/47	123,266
883,587	Lehman XS Trust Series 2007-7N(a)	US0001M + 0.240%	3.5640	06/25/47	833,988
437,062	MASTR Alternative Loan Trust 2006-2(a)	US0001M + 0.350%	3.4340	03/25/36	38,589
284,090	MASTR Alternative Loan Trust 2006-2(a)	US0001M + 0.400%	3.4840	03/25/36	25,555
109,316	Mastr Asset Backed Securities Trust 2004-FRE1(a)	US0001M + 2.100%	5.1840	07/25/34	101,618
106,409	Mastr Asset Backed Securities Trust 2004-HE1(a)	US0001M + 3.750%	6.8340	09/25/34	92,907
267,360	Mastr Asset Backed Securities Trust 2004-OPT2(a)	US0001M + 1.500%	4.5840	09/25/34	261,879
804,907	Mastr Asset Backed Securities Trust 2004-OPT2(a)	US0001M + 2.850%	5.9340	09/25/34	652,961
81,866	Mastr Asset Backed Securities Trust 2005-NC1(a)	US0001M + 1.200%	4.2840	12/25/34	81,845
403,304	MASTR Asset Securitization Trust 2004-1(d)		5.4920	02/25/34	317,595
56,302	MASTR Asset Securitization Trust 2004-3		5.5000	03/25/34	16,487
332,556	Mastr Specialized Loan Trust(c),(e)		6.2500	07/25/35	316,165
697,458	Mellon Residential Funding Cor Mor Pas Thr Tr Ser(d)		2.6100	10/20/29	680,356
801,446	MERIT Securities Corporation(e)		8.3500	07/28/33	678,720
633,884	Merrill Lynch Alternative Note Asset Trust Series(a)	US0001M + 0.250%	3.5840	08/25/37	545,253
52,716	Merrill Lynch Mortgage Investors Trust MLMI Series(d)		3.0710	12/25/32	47,120
1,088,197	Merrill Lynch Mortgage Investors Trust Series(a)	US0001M + 2.475%	5.5590	07/25/34	1,050,293
3,511,862	Merrill Lynch Mortgage Investors Trust Series(a)	US0001M + 0.975%	4.0590	08/25/35	4,421,459
698,401	Merrill Lynch Mortgage Investors Trust Series(a)	US0001M + 5.250%	8.3340	08/25/35	698,186
138,470	Merrill Lynch Mortgage Investors Trust Series(a)	US0001M + 0.795%	3.8790	09/25/35	135,581
1,092,952	Merrill Lynch Mortgage Investors Trust Series(a),(c)	US0001M + 5.625%	8.7090	09/25/35	985,266
122,916	Merrill Lynch Mortgage Investors Trust Series(a)	US0001M + 1.950%	5.0340	10/25/35	112,843
5,268,001	Merrill Lynch Mortgage Investors Trust Series MLCC(b),(d)		0.0130	01/25/29	24,849
294,796	Merrill Lynch Mortgage Investors Trust Series MLCC(d)		2.5720	09/25/37	73,721
35,145	Merrill Lynch Mortgage Investors Trust Series MLMI(d)		2.3900	02/25/34	28,455
732,187	Morgan Stanley A.B.S Capital I Inc Trust 2003-NC10(a)	US0001M + 5.625%	8.7090	10/25/33	739,521
1,617,153	Morgan Stanley A.B.S Capital I Inc Trust 2003-NC5(a)	US0001M + 4.950%	8.0340	04/25/33	1,623,298
420,215	Morgan Stanley A.B.S Capital I Inc Trust 2003-NC8(a)	US0001M + 5.400%	8.4840	09/25/33	415,543

See accompanying notes to financial statements.

DEER PARK TOTAL RETURN CREDIT FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Principal			Coupon
Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	NON-AGENCY MORTGAGE BACKED SECURITIES — 94.0% (Continued)
568,546	Morgan Stanley A.B.S Capital I Inc Trust 2003-NC8(a)	US0001M + 5.625%	8.7090	09/25/33	$550,336
28,423	Morgan Stanley A.B.S Capital I Inc Trust 2004-NC7(a)	US0001M + 1.725%	4.8090	07/25/34	27,540
492,840	Morgan Stanley A.B.S Capital I Inc Trust 2005-HE2(a)	US0001M + 1.020%	4.1040	01/25/35	427,346
1,100,106	Morgan Stanley A.B.S Capital I Inc Trust 2005-NC1(a)	US0001M + 1.095%	4.1790	01/25/35	1,006,568
1,887,681	Morgan Stanley A.B.S Capital I Inc Trust 2005-NC2(a)	US0001M + 1.035%	4.1190	03/25/35	1,540,351
200,000	Morgan Stanley A.B.S Capital I Inc Trust 2005-WMC4(a)	US0001M + 1.050%	4.1340	04/25/35	189,217
277,440	Morgan Stanley A.B.S Capital I Inc Trust 2007-HE3(a)	US0001M + 0.060%	3.1440	12/25/36	149,965
2,667,000	Morgan Stanley Bank of America Merrill Lynch Trust(c),(d)		4.3380	02/15/46	2,174,752
100,000	Morgan Stanley Bank of America Merrill Lynch Trust(d)		4.2060	07/15/46	90,439
1,666,666	Morgan Stanley Bank of America Merrill Lynch Trust(c)		2.8770	05/15/49	1,182,937
3,976,000	Morgan Stanley Bank of America Merrill Lynch Trust(c),(d)		3.0000	09/15/49	2,373,325
4,566,000	Morgan Stanley Bank of America Merrill Lynch Trust(c),(d)		3.0000	11/15/49	3,100,218
750,000	Morgan Stanley Capital I Trust 2019-BPR(a),(c)	US0001M + 4.250%	7.0680	05/15/36	697,153
109,000	Morgan Stanley Capital I Trust 2019-MEAD(c),(d)		3.2830	11/10/36	98,706
1,110,855	Morgan Stanley Home Equity Loan Trust 2007-2(a)	US0001M + 0.100%	3.1840	04/25/37	635,339
2,084,356	Morgan Stanley IXIS Real Estate Capital Trust(a)	US0001M + 0.150%	3.2340	11/25/36	771,526
491,261	Morgan Stanley Mortgage Loan Trust 2004-11AR(a)	US0001M + 0.600%	3.6840	01/25/35	390,977
20,949,213	Morgan Stanley Mortgage Loan Trust 2007-7AX(a)	US0001M + 0.640%	3.7240	04/25/37	896,643
5,261,451	Morgan Stanley Mortgage Loan Trust 2007-7AX(a)	US0001M + 0.640%	3.7240	04/25/37	225,194
101,170	MortgageIT Trust 2005-2(a)	US0001M + 0.810%	3.8940	05/25/35	97,504
24,823	MortgageIT Trust 2005-2(a)	US0001M + 1.650%	4.2140	05/25/35	22,892
817,812	New Century Home Equity Loan Trust 2003-6(a)	US0001M + 4.763%	7.8460	01/25/34	818,535
22,697	New Century Home Equity Loan Trust 2004-1(a)	US0001M + 2.025%	5.1090	05/25/34	23,394
1,047,304	New Century Home Equity Loan Trust Series 2003-2(a)	US0001M + 3.000%	6.0840	01/25/33	892,708
174,454	New Century Home Equity Loan Trust Series 2003-3(a)	US0001M + 5.625%	8.7090	07/25/33	204,038
29,202	New Century Home Equity Loan Trust Series 2003-5(e)		4.8500	11/25/33	22,895
1,579,466	New Century Home Equity Loan Trust Series 2003-5(c),(e)		4.8500	11/25/33	1,136,383
17,587	New Century Home Equity Loan Trust Series 2003-5(e)		6.0000	11/25/33	17,276
942,830	Newcastle Mortgage Securities Trust 2007-1(a)	US0001M + 0.650%	3.7340	04/25/37	2,834,755
124,886	Nomura Asset Acceptance Corp Alternative Loan(a)	US0001M + 1.100%	4.1840	08/25/34	132,773
228,807	Nomura Asset Acceptance Corp Alternative Loan(d)		3.4220	06/25/36	178,025
1,281,027	NovaStar Mortgage Funding Trust Series 2004-1(a)	US0001M + 2.550%	5.6340	06/25/34	1,222,664
98,506	NovaStar Mortgage Funding Trust Series 2004-3(a)	US0001M + 2.775%	5.8590	12/25/34	90,409
3,364,789	NovaStar Mortgage Funding Trust Series 2005-1(a)	US0001M + 1.770%	4.8540	06/25/35	2,498,310

See accompanying notes to financial statements.

DEER PARK TOTAL RETURN CREDIT FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Principal			Coupon
Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	NON-AGENCY MORTGAGE BACKED SECURITIES — 94.0% (Continued)
318,426	NovaStar Mortgage Funding Trust Series 2006-MTA1(a)	US0001M + 0.380%	0.3910	09/25/46	$305,977
1,908,323	Oakwood Mortgage Investors, Inc.(d)		7.7600	03/15/32	1,685,374
237,975	Option One Mortgage Loan Trust 2004-1(a)	US0001M + 2.025%	5.1090	01/25/34	210,187
298,286	Option One Mortgage Loan Trust 2004-1(a)	US0001M + 2.475%	5.5590	01/25/34	257,395
89,373	Option One Mortgage Loan Trust 2004-2(a)	US0001M + 1.575%	4.6590	05/25/34	93,572
99,104	Option One Mortgage Loan Trust 2004-2(a)	US0001M + 1.875%	4.9590	05/25/34	96,725
593,107	Option One Mortgage Loan Trust 2004-2(a)	US0001M + 2.700%	5.7840	05/25/34	565,123
4,427,795	OPTONE 68402SAC3 DEL TR 2016-1(b),(c),(d)		7.9320	02/26/38	3,138,421
190,011	Origen Manufactured Housing Contract Trust 2001-A(d)		7.8200	03/15/32	171,145
931,143	Ownit Mortgage Loan Trust Series 2004-1(a)	US0001M + 2.775%	5.8590	07/25/35	1,097,491
3,816,445	Ownit Mortgage Loan Trust Series 2006-3(a)	US0001M + 0.495%	3.5790	03/25/37	3,785,640
8,387,000	Palisades Center Trust 2016-PLSD(c)		2.7130	04/13/33	7,510,474
1,295,360	Park Place Securities Inc Asset-Backed(a)	US0001M + 2.775%	5.8590	09/25/34	1,172,266
9,802	Park Place Securities Inc Asset-Backed(a)	US0001M + 0.720%	3.8040	08/25/35	10,215
3,184,540	Park Place Securities Inc Asset-Backed(a)	US0001M + 0.990%	4.0740	09/25/35	2,818,395
189,648	People’s Choice Home Loan Securities Trust Series(a)	US0001M + 1.725%	4.8090	10/25/34	175,814
1,317,373	People’s Choice Home Loan Securities Trust Series(a)	US0001M + 2.700%	5.7840	10/25/34	949,241
27,090	Popular A.B.S Mortgage Pass-Through Trust 2005-5(e)		3.5200	11/25/35	26,396
2,303,601	Popular A.B.S Mortgage Pass-Through Trust 2006-C(a)	US0001M + 0.430%	3.5140	07/25/36	2,611,462
695,000	Prime Mortgage Trust 2006-CL1(a)	US0001M + 0.720%	3.8040	02/25/35	606,711
275,000	Provident Bank Home Equity Loan Trust 1998-4(a)	US0001M + 3.500%	6.5840	01/25/30	250,918
579,413	Provident Bank Home Equity Loan Trust 1999-3(a)	US0001M + 0.390%	3.2240	01/25/31	391,625
170,950	Provident Bank Home Equity Loan Trust 1999-3(a)	US0001M + 0.420%	3.2840	01/25/31	128,671
1,478,151	Quest Trust(a),(c)	US0001M + 5.250%	4.0270	12/25/33	1,254,292
240,129	Quest Trust(a),(c)	US0001M + 4.875%	7.9590	02/25/34	238,391
1,208,030	Quest Trust(a),(c)	US0001M + 3.225%	6.3090	06/25/34	1,108,385
325,067	RAAC Series 2004-SP3 Trust(a)	US0001M + 2.775%	5.8590	09/25/34	205,113
506,028	RAAC Series 2005-SP2 Trust(a)	US0001M + 0.600%	3.6840	06/25/44	428,154
200,744	RAAC Series 2006-SP1 Trust(a)	US0001M + 0.825%	3.9090	09/25/45	146,622
467,623	RAAC Series 2007-RP4 Trust(a),(c)	US0001M + 0.350%	3.4340	11/25/46	441,119
6,215	RALI Series 2003-QS9 Trust(a)	US0001M + 0.450%	3.5340	05/25/30	5,963
3,720,047	RALI Series 2005-QO1 Trust(a)	US0001M + 0.380%	3.4640	08/25/35	1,716,268
212,610	RALI Series 2005-QS7 Trust		5.5000	06/25/35	186,689
1,830,720	RALI Series 2006-QA8 Trust(a)	US0001M + 0.380%	3.4640	09/25/36	1,715,354

See accompanying notes to financial statements.

DEER PARK TOTAL RETURN CREDIT FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Principal			Coupon
Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	NON-AGENCY MORTGAGE BACKED SECURITIES — 94.0% (Continued)
1,694,721	RALI Series 2006-QO7 Trust(a)	12MTA + 0.800%	1.6590	09/25/46	$1,462,277
365,564	RALI Series 2006-QO8 Trust(a)	US0001M + 0.400%	3.4840	10/25/46	351,431
36,320,610	RALI Series 2006-QS12 Trust(b),(d)		0.4670	09/25/36	456,971
292,965	RALI Series 2006-QS16 Trust		6.0000	11/25/36	238,011
158,065	RALI Series 2006-QS7 Trust(a)	US0001M + 0.400%	3.4840	06/25/36	115,626
1,425,827	RALI Series 2007-QH3 Trust(a)	US0001M + 0.210%	3.5040	04/25/37	3,618,870
837,181	RALI Series 2007-QH5 Trust(a)	US0001M + 0.250%	3.5840	06/25/37	367,111
614,650	RALI Series 2007-QH7 Trust(a)	US0001M + 0.540%	3.6240	08/25/37	347,557
358,780	RAMP Series 2003-RS7 Trust(a)	US0001M + 3.600%	4.3680	08/25/33	291,623
386,390	RAMP Series 2003-RS9 Trust(a)	US0001M + 1.800%	4.1910	10/25/33	368,260
6,258	RAMP Series 2004-SL1 Trust(a)	US0001M + 1.900%	5.9340	10/25/31	5,695
1,000,000	RAMP Series 2005-EFC4 Trust(a)	US0001M + 0.630%	4.0290	09/25/35	966,001
311,354	RAMP Series 2005-RS8 Trust(a)	US0001M + 0.500%	3.8340	09/25/35	304,637
889,570	RAMP Series 2006-RS1 Trust(a)	US0001M + 0.410%	3.6990	01/25/36	736,645
2,383,999	RAMP Series 2006-RZ2 Trust(a)	US0001M + 0.340%	3.5940	05/25/36	2,766,621
234,226	RAMP Series 2007-RS2 Trust(a)	US0001M + 0.370%	3.8240	05/25/37	210,611
567,180	RASC Series 2003-KS4 Trust(a)	US0001M + 0.290%	3.6640	06/25/33	545,582
1,230,015	RASC Series 2005-KS12 Trust(a)	US0001M + 0.670%	4.0890	01/25/36	1,220,131
3,000,000	RASC Series 2005-KS6 Trust(a)	US0001M + 1.250%	4.9590	07/25/35	2,834,073
354,951	Renaissance Home Equity Loan Trust 2002-3(a)	US0001M + 5.250%	8.3340	12/25/32	301,225
358,632	Renaissance Home Equity Loan Trust 2003-2(a)	US0001M + 3.000%	3.9590	08/25/33	312,825
10,912,699	Reperforming Loan REMIC Trust 2005-R1(b),(c),(d)		3.7520	03/25/35	581,995
10,402,738	Reperforming Loan REMIC Trust 2005-R2(b),(c),(d)		3.2660	06/25/35	488,303
12,102,330	Reperforming Loan REMIC Trust 2006-R1(b),(d)		3.4110	01/25/36	473,540
1,063,304	Residential Asset Securitization Trust 2003-A4		5.7500	05/25/33	729,167
16,062,907	Residential Asset Securitization Trust 2005-A11CB(b),(d)		0.3490	10/25/35	128,596
264,644	Residential Asset Securitization Trust 2005-A16		6.0000	02/25/36	127,092
1,795,263	Residential Asset Securitization Trust 2007-A1		6.0000	03/25/37	643,536
1,613,808	Residential Asset Securitization Trust 2007-A8		6.0000	08/25/37	1,012,840
2,311,917	Residential Asset Securitization Trust 2007-A9(b),(d)		7.0000	09/25/37	702,964
1,182,423	RFMSI Series 2007-S6 Trust(a)	US0001M + 0.500%	3.5840	06/25/37	988,011
144,319	SACO I Trust 2005-5(a)	US0001M + 1.350%	4.4340	05/25/35	143,889
181,738	SACO I Trust 2006-3(a)	US0001M + 0.360%	3.4440	04/25/36	230,563
57,477	SACO I Trust 2006-6(a)	US0001M + 0.260%	3.3440	06/25/36	55,999

See accompanying notes to financial statements.

DEER PARK TOTAL RETURN CREDIT FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Principal			Coupon
Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	NON-AGENCY MORTGAGE BACKED SECURITIES — 94.0% (Continued)
177,091	SACO I, Inc.(c),(d)		5.1500	04/25/39	$163,063
719,805	SASCO Mortgage Loan Trust 2004-GEL2(e)		5.5000	05/25/34	582,216
618,856	SASCO Mortgage Loan Trust 2004-GEL2(e)		5.5000	07/19/44	556,467
52,691	Saxon Asset Securities Trust 2004-2(a)	US0001M + 1.905%	3.9380	08/25/35	47,347
948,250	Saxon Asset Securities Trust 2005-1(a)	US0001M + 3.525%	1.9510	05/25/35	68,802
4,500,000	Saxon Asset Securities Trust 2007-4(a),(c)	US0001M + 3.000%	6.0840	12/25/37	2,863,762
30,746	Securitized Asset Backed Receivables, LLC Trust(a)	US0001M + 3.000%	6.0840	02/25/34	28,875
95,747	Securitized Asset Backed Receivables, LLC Trust(a)	US0001M + 2.025%	5.1090	08/25/34	96,523
141,886	Securitized Asset Backed Receivables, LLC Trust(a)	US0001M + 1.680%	4.7640	09/25/34	149,545
232,728	Sequoia Mortgage Trust 2007-1(d)		2.6600	02/20/47	191,769
102,140	Sequoia Mortgage Trust 9(a)	US0001M + 1.125%	4.1180	09/20/32	82,606
127,524	SG Mortgage Securities Trust 2006-OPT2(a)	US0001M + 0.150%	3.2340	10/25/36	120,162
73,756	Soundview Home Loan Trust 2004-WMC1(a)	US0001M + 1.200%	4.2840	01/25/35	72,334
1,731,575	Soundview Home Loan Trust 2006-2(a)	US0001M + 0.705%	3.7890	03/25/36	2,238,383
263,361	Soundview Home Loan Trust 2007-OPT2(a)	US0001M + 0.180%	3.2640	07/25/37	240,029
1,081,593	Soundview Home Loan Trust 2007-OPT4(a)	US0001M + 1.000%	4.0840	09/25/37	816,751
166,394	Specialty Underwriting & Residential Finance Trust(a)	US0001M + 4.500%	7.5840	06/25/34	179,777
629,837	Specialty Underwriting & Residential Finance Trust(a)	US0001M + 2.550%	5.6340	02/25/35	606,140
5,176,235	Starwood Retail Property Trust 2014-STAR(a),(c)	US0001M + 1.470%	4.2880	11/15/27	3,623,365
3,646,418	Structured Adjustable Rate Mortgage Loan Trust(a)	US0001M + 0.675%	3.7590	06/25/35	3,545,408
1,190,559	Structured Adjustable Rate Mortgage Loan Trust(d)		3.1910	09/25/35	917,274
473,390	Structured Asset Investment Loan Trust 2003-BC10(a)	US0001M + 4.500%	7.5840	10/25/33	499,012
66,942	Structured Asset Investment Loan Trust 2003-BC2(a)	US0001M + 0.720%	3.8040	04/25/33	64,677
260,149	Structured Asset Investment Loan Trust 2003-BC2(a)	US0001M + 1.380%	4.4640	04/25/33	247,905
145,759	Structured Asset Investment Loan Trust 2003-BC4(a)	US0001M + 4.875%	7.9590	06/25/33	142,695
68,262	Structured Asset Investment Loan Trust 2003-BC8(a)	US0001M + 2.625%	5.7090	08/25/33	64,100
508,601	Structured Asset Investment Loan Trust 2004-5(a)	US0001M + 3.000%	6.0840	05/25/34	450,683
71,562	Structured Asset Investment Loan Trust 2004-9(a)	US0001M + 2.775%	5.8590	10/25/34	66,685
512,216	Structured Asset Investment Loan Trust 2004-BNC2(a)	US0001M + 1.275%	4.3590	12/25/34	495,232
3,627,901	Structured Asset Investment Loan Trust 2005-9(a)	US0001M + 0.675%	3.7590	11/25/35	3,150,231
2,746,487	Structured Asset Mortgage Investments II Trust(b),(d)		0.0280	07/19/35	24,198
230,243	Structured Asset Mortgage Investments II Trust(a)	US0001M + 0.420%	3.5040	04/25/36	202,296
3,372,942	Structured Asset Mortgage Investments II Trust(a)	US0001M + 0.540%	3.6240	05/25/36	2,475,493
38,891,858	Structured Asset Mortgage Investments II Trust(b)		0.9000	08/25/36	911,477

See accompanying notes to financial statements.

DEER PARK TOTAL RETURN CREDIT FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Principal			Coupon
Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	NON-AGENCY MORTGAGE BACKED SECURITIES — 94.0% (Continued)
1,842,316	Structured Asset Mortgage Investments II Trust(a)	US0001M + 0.460%	3.5440	05/25/45	$1,505,063
978,658	Structured Asset Mortgage Investments II Trust(d)		3.1290	05/25/47	798,564
35,255,363	Structured Asset Mortgage Investments II Trust(b)		0.5000	08/25/47	676,575
541,954	Structured Asset Securities Corp Assistance Loan(c)		3.3560	04/25/31	537,394
195,787	Structured Asset Securities Corp Mortgage(d)		3.2180	03/25/33	183,815
181,196	Structured Asset Securities Corp Mortgage(e)		5.2480	11/25/33	144,519
273,448	Structured Asset Securities Corp Mortgage(e)		5.6700	03/25/34	250,095
3,566,294	Structured Asset Securities Corp Mortgage Loan(a)	US0001M + 0.270%	3.3540	01/25/37	3,307,658
23,791	Structured Asset Securities Corp Mortgage Pass		3.3750	08/25/31	22,582
110,701	Structured Asset Securities Corp Pass-Through		3.4500	02/25/32	98,126
500,655	Structured Asset Securities Corporation(c),(d)		4.4410	07/25/35	345,508
447,262	SunTrust Alternative Loan Trust 2006-1F		6.0000	04/25/36	262,679
74,592	Terwin Mortgage Trust 2003-7SL(c),(d)		8.0000	12/25/33	71,303
651,520	Terwin Mortgage Trust 2004-18SL(c),(d)		8.0000	10/25/34	593,674
120,150	Terwin Mortgage Trust 2004-7HE(a),(c)	US0001M + 1.275%	4.3590	07/25/34	111,432
101,312	Terwin Mortgage Trust 2006-HF-1(c),(d)		4.5600	02/25/37	291,453
177,562	Terwin Mortgage Trust Series TMTS 2003-2HE(d)		6.0000	07/25/34	158,404
17,633	Terwin Mortgage Trust Series TMTS 2003-5SL(c),(d)		8.0000	10/25/34	15,462
740,640	Truman Capital Mortgage Loan Trust(a),(c)	US0001M + 4.125%	7.2090	01/25/34	777,551
1,653,482	UCFC Home Equity Loan Trust 1998-D(d)		7.7500	04/15/30	1,544,896
1,250,419	Velocity Commercial Capital Loan Trust 2017-2(c),(d)		6.4200	11/25/47	1,097,932
325,181	Velocity Commercial Capital Loan Trust 2017-2(c),(d)		7.7500	11/25/47	283,889
54,777	Voyager CNTYW Delaware Trust(b),(c),(d)		20.6330	02/16/36	49,470
26,103,347	WaMu Mortgage Pass-Through Certificates Series(b),(d)		0.1640	11/25/45	18,186
454,849	WaMu Mortgage Pass-Through Certificates Series(a)	COF 11 + 1.500%	1.6920	05/25/46	385,419
408,023	Washington Mutual Mortgage Pass-Through		6.0000	07/25/36	310,521
1,391,205	Washington Mutual Mortgage Pass-Through(a)	US0001M + 0.370%	3.4540	02/25/37	815,761
362,446	Washington Mutual Mortgage Pass-Through(a)	12MTA + 0.710%	1.5690	12/25/46	312,871
1,964,986	Washington Mutural Asset-Backed Certificates WMABS(a)	US0001M + 0.060%	3.1440	10/25/36	847,017
4,892,000	Wells Fargo Commercial Mortgage Trust 2013-LC12(c),(d)		4.4320	07/15/46	1,724,430
1,035,000	Wells Fargo Commercial Mortgage Trust 2013-LC12(d)		4.4320	07/15/46	904,343
1,666,666	Wells Fargo Commercial Mortgage Trust 2015-C27(c)		2.8690	02/15/48	701,188
1,631,000	Wells Fargo Commercial Mortgage Trust 2015-C27(c)		3.7680	02/15/48	1,223,470
2,500,000	Wells Fargo Commercial Mortgage Trust 2015-C31		3.8520	11/15/48	2,064,732

See accompanying notes to financial statements.

DEER PARK TOTAL RETURN CREDIT FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Principal			Coupon
Amount ($)		Spread	Rate (%)	Maturity	Fair Value
	NON-AGENCY MORTGAGE BACKED SECURITIES — 94.0% (Continued)
15,153,000	Wells Fargo Commercial Mortgage Trust 2016-C34(b),(c),(d)		2.2360	06/15/49	$880,250
967,758	Wells Fargo Commercial Mortgage Trust 2016-C34 Series 2016-C34 Class C(d)		5.2360	06/15/49	849,212
2,500,000	Wells Fargo Commercial Mortgage Trust 2016-C35(c)		3.1420	07/15/48	1,888,682
2,500,000	Wells Fargo Commercial Mortgage Trust 2016-C36(c)		2.9420	11/15/59	1,555,003
2,000,000	Wells Fargo Commercial Mortgage Trust 2017-C40(c)		2.7000	10/15/50	1,405,673
201,795	Wells Fargo Home Equity Asset-Backed Securities(a)	US0001M + 2.820%	5.9040	10/25/34	198,683
1,775,415	Wells Fargo Home Equity Asset-Backed Securities(a),(c)	US0001M + 3.750%	6.8340	04/25/35	1,745,666
430,628	Wells Fargo Home Equity Asset-Backed Securities(a)	US0001M + 3.750%	6.8340	04/25/35	429,678
4,000,000	WFRBS Commercial Mortgage Trust 2012-C9(c),(d)		4.9780	11/15/45	3,972,122
2,971,000	WFRBS Commercial Mortgage Trust 2012-C9(c),(d)		4.9780	11/15/45	2,867,638
3,000,000	WFRBS Commercial Mortgage Trust 2013-C14(c)		3.2500	06/15/46	2,311,484
1,600,000	WFRBS Commercial Mortgage Trust 2013-C14(c),(d)		4.0900	06/15/46	1,432,416
3,042,340	WFRBS Commercial Mortgage Trust 2014-C25(c),(d)		3.8030	11/15/47	2,632,941
42,964	Wilshire Mortgage Loan Trust(d)		6.8350	03/25/28	42,437
45,341	Wilshire Mortgage Loan Trust(d)		7.4250	05/25/28	43,665
5,327	Wilshire Mortgage Loan Trust(c),(d)		8.9900	05/25/28	2,227
192,629	Yale Mortgage Loan Trust 2007-1(a),(c)	US0001M + 0.400%	3.4840	06/25/37	66,811
	TOTAL NON-AGENCY MORTGAGE BACKED SECURITIES (Cost $561,831,589)				555,729,812

	OTHER ASSET BACKED SECURITIES — 0.1%
596,136	Business Loan Express Business Loan Trust 2007-A(a),(c)	US0001M + 1.100%	4.0930	10/20/40	497,665
	TOTAL OTHER ASSET BACKED SECURITIES (Cost $517,460)

See accompanying notes to financial statements.

DEER PARK TOTAL RETURN CREDIT FUND
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2022

Shares		Fair Value
	SHORT-TERM INVESTMENT — 5.2%

	MONEY MARKET FUND - 5.2%
31,009,986	First American Government Obligations Fund Class X, 2.77% (Cost $31,009,986)(g)	$31,009,986

	TOTAL INVESTMENTS - 100.3% (Cost $611,230,681)	$593,109,331
	REVERSE REPURCHASE AGREEMENTS - (0.3)%	(1,679,000)
	OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%(i)	135,644
	NET ASSETS - 100.0%	$591,565,975

LLC	- Limited Liability Company

LTD	- Limited Company

REMIC	- Real Estate Mortgage Investment Conduit

12MTA	Federal Reserve US 12 Month Cumulative Avg 1 Year CMT

COF 11	Cost of Funds for the 11th District of San Francisco

H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year

US0001M	ICE LIBOR USD 1 Month

US0006M	ICE LIBOR USD 6 Month

(a)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(b)	Interest only securities.

(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2022 the total market value of 144A securities is $159,806,591 or 27.0% of net assets.

(d)	Variable rate security; the rate shown represents the rate on September 30, 2022.

(e)	Step bond. Coupon rate is fixed rate that changes on a specified date. The rate shown is the current rate at September 30, 2022.

(f)	Zero coupon bond.

(g)	Rate disclosed is the seven day effective yield as of September 30, 2022.

(h)	All or a portion of the security is pledged as collateral for open reverse repurchase agreements. See Note 5.

(i)	Percentage rounds to less than 0.1%.

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2022

ASSETS
Investment in securities (identified cost $611,230,681), at fair value	$593,109,331
Interest & dividend receivable	1,690,940
Receivable for Fund shares sold	222,976
Due from broker	189,602
Prepaid expenses and other assets	18,496
TOTAL ASSETS	595,231,345

LIABILITIES
Payable for reverse repurchase agreements	1,679,000
Payable for Fund shares redeemed	832,426
Investment advisory fees payable	732,851
Payable to related parties	85,234
Distribution (12b-1) fees payable	30,047
Interest payable for reverse repurchase agreements	24,972
Accrued expenses and other liabilities	280,840
TOTAL LIABILITIES	3,665,370
NET ASSETS	$591,565,975

Net Assets Consist Of:
Paid in capital	$681,428,017
Accumulated loss	(89,862,042)
NET ASSETS	$591,565,975

Net Asset Value Per Share:
Class A Shares:
Net Assets	$123,017,605
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	13,157,324
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$9.35
Maximum offering price per share (maximum sales charge of 5.75%) (a)	$9.92

Class C Shares:
Net Assets	$5,118,864
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	549,344
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$9.32

Class I Shares:
Net Assets	$463,429,506
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	49,507,656
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$9.36

(a)	On investments of $1 million or more, the maximum sales charge will not apply.

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2022

INVESTMENT INCOME
Dividend Income	$533,573
Interest income	35,983,232
TOTAL INVESTMENT INCOME	36,516,805

EXPENSES
Investment advisory fees	13,482,988
Distribution (12b-1) Fees:
Class A	305,222
Class C	62,301
Administrative services fees	727,750
Third party administrative servicing fees	625,931
Broker fees	237,710
Printing and postage expenses	146,657
Transfer agent fees	132,630
Accounting services fees	121,375
Professional fees	118,741
Registration fees	99,995
Custodian fees	94,069
Compliance officer fees	40,662
Interest expense for reverse repurchase agreements	24,972
Trustees fees and expenses	18,954
Insurance expense	8,700
Line of credit interest expense	7,275
Other expenses	53,095
TOTAL EXPENSES	16,309,027
Less: Fees waived by the Adviser	(2,269,245)
NET EXPENSES	14,039,782
NET INVESTMENT INCOME	22,477,023

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from security transactions	1,501,498
Net change in unrealized depreciation on investments	(80,247,046)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(78,745,548)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(56,268,525)

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2022	September 30, 2021
FROM OPERATIONS
Net investment income	$22,477,023	$20,739,085
Net realized gain from security transactions	1,501,498	10,618,012
Net change in unrealized appreciation (depreciation) of investments	(80,247,046)	29,958,356
Net increase (decrease) in net assets resulting from operations	(56,268,525)	61,315,453

DISTRIBUTIONS TO SHAREHOLDERS
From return of capital:
Class A	(2,229,541)	(1,242,837)
Class C	(81,599)	(81,509)
Class I	(9,121,841)	(7,409,088)
Total distributions paid:
Class A	(3,943,295)	(4,111,987)
Class C	(180,577)	(295,210)
Class I	(22,110,570)	(22,892,869)
Net decrease in net assets resulting from distributions to shareholders	(37,667,423)	(36,033,500)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	59,768,477	30,533,453
Class C	389,696	972,698
Class I	220,855,881	268,216,242
Net asset value of shares issued in reinvestment of distributions:
Class A	6,124,639	5,271,524
Class C	239,906	344,584
Class I	28,469,373	27,542,129
Payments for shares redeemed:
Class A	(41,445,096)	(37,027,707)
Class C	(2,958,837)	(4,050,432)
Class I	(411,513,841)	(198,651,873)
Net increase (decrease) in net assets resulting from shares of beneficial interest	(140,069,802)	93,150,618

TOTAL INCREASE (DECREASE) IN NET ASSETS	(234,005,750)	118,432,571

NET ASSETS
Beginning of Year	825,571,725	707,139,154
End of Year	$591,565,975	$825,571,725

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	September 30, 2022	September 30, 2021
SHARE ACTIVITY
Class A:
Shares sold	5,855,720	2,893,347
Shares reinvested	605,223	499,649
Shares redeemed	(4,061,742)	(3,524,908)
Net increase (decrease) in shares of beneficial interest outstanding	2,399,201	(131,912)

Class C:
Shares sold	38,498	92,621
Shares reinvested	23,595	32,797
Shares redeemed	(281,602)	(385,679)
Net decrease in shares of beneficial interest outstanding	(219,509)	(260,261)

Class I:
Shares sold	21,018,084	25,273,424
Shares reinvested	2,786,388	2,607,233
Shares redeemed	(39,534,174)	(18,862,818)
Net increase (decrease) in shares of beneficial interest outstanding	(15,729,702)	9,017,839

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
Class A	September 30, 2022		September 30, 2021		September 30, 2020		September 30, 2019		September 30, 2018
Net asset value, beginning of year	$10.75		$10.37		$10.98		$11.26		$11.36
Activity from investment operations:
Net investment income (1)	0.33		0.29		0.22		0.19		0.26
Net realized and unrealized gain (loss) on investments	(1.22)		0.60		(0.31)		0.14		0.24
Total from investment operations	(0.89)		0.89		(0.09)		0.33		0.50
Less distributions from:
Net investment income	(0.34)		(0.39)		(0.51)		(0.40)		(0.43)
Return of capital	(0.17)		(0.12)		(0.01)		(0.21)		(0.17)
Total distributions	(0.51)		(0.51)		(0.52)		(0.61)		(0.60)

Net asset value, end of year	$9.35		$10.75		$10.37		$10.98		$11.26
Total return (2)	(8.51)%		8.82%		(0.50)%		3.16%		4.53%
Net assets, at end of year (000s)	$123,018		$115,606		$112,937		$135,705		$55,124

Ratio of gross expenses to average net assets (3)	2.43	% (7)	2.39	% (6)	2.40	% (5)	2.35	% (4)	2.33%
Ratio of net expenses to average net assets	2.11	% (7)	2.15	% (6)	2.20	% (5)	2.25	% (4)	2.24%
Ratio of net investment income to average net assets	3.26%		2.72%		2.15%		1.73%		2.27%
Portfolio Turnover Rate	17%		17%		11%		29%		34%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not waived fees or absorbed a portion of Fund expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(4)	Includes 0.01% for the year ended September 30, 2019 attributed to broker margin interest expense on options, which is not subject to waiver by the Adviser.

(5)	Includes 0.03% for the year ended September 30, 2020 attributed to broker margin interest expense, interest on reverse repurchase agreements and line of credit expense which are not subject to waiver by the Adviser.

(6)	Includes 0.01% for the year ended September 30, 2021 attributed to broker margin interest expense, which are not subject to waiver by the Adviser.

(7)	Includes 0.03% for the year ended September 30, 2022 attributed to broker margin interest expense, interest on reverse repurchase agreements and line of credit expense which are not subject to waiver by the Adviser.

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
Class C	September 30, 2022		September 30, 2021		September 30, 2020		September 30, 2019		September 30, 2018
Net asset value, beginning of year	$10.71		$10.34		$10.94		$11.23		$11.36
Activity from investment operations:
Net investment income (1)	0.22		0.21		0.15		0.10		0.16
Net realized and unrealized gain (loss) on investments	(1.17)		0.59		(0.30)		0.15		0.25
Total from investment operations	(0.95)		0.80		(0.15)		0.25		0.41
Less distributions from:
Net investment income	(0.29)		(0.33)		(0.44)		(0.35)		(0.39)
Return of capital	(0.15)		(0.10)		(0.01)		(0.19)		(0.15)
Total distributions	(0.44)		(0.43)		(0.45)		(0.54)		(0.54)

Net asset value, end of year	$9.32		$10.71		$10.34		$10.94		$11.23
Total return (2)	(9.14)%		7.92%		(1.15)%		2.30%		3.67%
Net assets, at end of year (000s)	$5,119		$8,234		$10,637		$9,046		$4,127

Ratio of gross expenses to average net assets (3)	3.18	% (7)	3.14	% (6)	3.15	% (5)	3.10	% (4)	3.08%
Ratio of net expenses to average net assets	2.87	% (7)	2.90	% (6)	2.95	% (5)	3.00	% (4)	2.99%
Ratio of net investment income to average net assets	2.16%		1.97%		1.39%		0.95%		1.40%
Portfolio Turnover Rate	17%		17%		11%		29%		34%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not waived fees or absorbed a portion of Fund expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(4)	Includes 0.01% for the year ended September 30, 2019 attributed to broker margin interest expense on options, which is not subject to waiver by the Adviser.

(5)	Includes 0.03% for the year ended September 30, 2020 attributed to broker margin interest expense, interest on reverse repurchase agreements and line of credit expense which are not subject to waiver by the Adviser.

(6)	Includes 0.01% for the year ended September 30, 2021 attributed to broker margin interest expense, which are not subject to waiver by the Adviser.

(7)	Includes 0.03% for the year ended September 30, 2022 attributed to broker margin interest expense, interest on reverse repurchase agreements and line of credit expense which are not subject to waiver by the Adviser.

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
Class I	September 30, 2022		September 30, 2021		September 30, 2020		September 30, 2019		September 30, 2018
Net asset value, beginning of year	$10.76		$10.38		$10.99		$11.26		$11.37
Activity from investment operations:
Net investment income (1)	0.32		0.31		0.25		0.23		0.28
Net realized and unrealized gain (loss) on investments	(1.18)		0.61		(0.31)		0.14		0.24
Total from investment operations	(0.86)		0.92		(0.06)		0.37		0.52
Less distributions from:
Net investment income	(0.36)		(0.42)		(0.54)		(0.42)		(0.46)
Return of capital	(0.18)		(0.12)		(0.01)		(0.22)		(0.17)
Total distributions	(0.54)		(0.54)		(0.55)		(0.64)		(0.63)

Net asset value, end of year	$9.36		$10.76		$10.38		$10.99		$11.26
Total return (2)	(8.27)%		9.09%		(0.24)%		3.40%		4.70%
Net assets, at end of year (000s)	$463,430		$701,732		$583,566		$591,022		$640,110

Ratio of gross expenses to average net assets (3)	2.18	% (7)	2.14	% (6)	2.15	% (5)	2.10	% (4)	2.08%
Ratio of net expenses to average net assets	1.87	% (7)	1.90	% (6)	1.95	% (5)	2.00	% (4)	1.99%
Ratio of net investment income to average net assets	3.05%		2.97%		2.43%		2.04%		2.49%
Portfolio Turnover Rate	17%		17%		11%		29%		34%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not waived fees or absorbed a portion of Fund expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(4)	Includes 0.01% for the year ended September 30, 2019 attributed to broker margin interest expense on options, which is not subject to waiver by the Adviser.

(5)	Includes 0.03% for the year ended September 30, 2020 attributed to broker margin interest expense, interest on reverse repurchase agreements and line of credit expense which are not subject to waiver by the Adviser.

(6)	Includes 0.01% for the year ended September 30, 2021 attributed to broker margin interest expense, which are not subject to waiver by the Adviser.

(7)	Includes 0.03% for the year ended September 30, 2022 attributed to broker margin interest expense, interest on reverse repurchase agreements and line of credit expense which are not subject to waiver by the Adviser.

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2022

1.	ORGANIZATION

The Deer Park Total Return Credit Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek income and capital appreciation. The Fund commenced operations on October 16, 2015.

The Fund currently offers Class A shares, Class C shares and Class I shares. Class C and Class I shares are offered at net asset value (“NAV”). Class A shares are offered at NAV plus a maximum sales charge of 5.75%, which can be waived by the adviser. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees), and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in preparation of the Fund’s financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies may be valued at NAV.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to the Adviser as its valuation designee (the “Valuation Designee”) . The Board may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its NAV. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine, the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

Options Transactions – The Fund is subject to equity price risk, interest rate risk, commodity price risk and foreign currency exchange rate risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. The Fund invests in options which are not traded on an exchange. In doing so, it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund. For the year ended September 30, 2022 the was no options activity.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2022 for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Agency Mortgage Backed Securities	$—	$5,871,868	$—	$5,871,868
Non-Agency Mortgage Backed Securities	—	555,729,812	—	555,729,812
Other Asset Backed Securities	—	497,665	—	497,665
Short-Term Investment	31,009,986	—	—	31,009,986
Total	$31,009,986	$562,099,345	$—	$593,109,331

The Funds did not hold any Level 3 securities during the period.

*	See Schedule of Investments for industry classification.

Interest Only Securities – The Fund may invest in stripped mortgage-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets, including interest-only (“IO”) and principal-only (“PO”) securities. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment. IO and PO mortgage-backed securities may be illiquid. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with securities traditional mortgage-backed securities, and in some cases such market value may be extremely volatile.

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized to the call date. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Option Transactions – The Fund is subject to equity price and interest rate risk in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk. When the Fund writes put and call options, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolios or to gain inverse exposure to market index. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. Call options are purchased to allow the Fund to enter a futures contract or purchase an exchange-traded note at a specified price. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security, index, or future rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security, index, or future in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Cash – Cash includes cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The assets of the Fund may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (FDIC) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The counterparty is generally a single bank or other financial institution, rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Fund places deposits only with those counterparties which are believed to be creditworthy.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

Credit Facility – Effective August 2, 2021, the Fund entered into a revolving, uncommitted $120,000,000 line of credit with U.S. Bank National Association (the “Revolving Credit Agreement”) which expired on July 31, 2022. Effective August 1, 2022, the Fund entered into an amended and restated loan agreement, dated August 1, 2022, with a $170,000,000 line credit. Borrowings under the Revolving Credit Agreement bore interest at Prime Rate minus 1% per month. There are no fees charged on the unused portion of the line of credit. For the year ended September 30, 2021 through September 30, 2022, amounts outstanding to the Fund under the credit facility at no time were permitted to exceed $170,000,000.

For the year ended September 30, 2022, the interest expense was $7,275 for the Fund. There was an outstanding balance of $0 as of September 30, 2022. The average borrowings for the Fund for the period the line was drawn, September 30, 2021 through September 30, 2022, was $7,676,143 at an average borrowing rate of 2.41%. At September 30, 2022, the maximum borrowing interest rate was 2.50%.

Federal Income Taxes – The Fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for the open September 30, 2019 through September 30, 2021 tax years, or expected to be taken in the Fund’s September 30, 2022 tax returns. The Fund identifies its major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. Generally, tax authorities can examine tax returns filed for the last three years.

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

Market and Geopolitical Risk – The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate-change or climate-related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. The current coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Counterparty Risk – Counterparty risk is the risk that the counterparty to a financial instrument will cause a financial loss for the Fund by failing to discharge an obligation. A concentration of counterparty risk would exist if that part of the Fund’s cash were held at the broker. The Fund could be unable to recover assets held at the prime broker, including assets directly traceable to the Fund, in the event of the broker’s bankruptcy. The Fund does not anticipate any material losses as a result of this concentration.

Mortgage-Backed and Asset Backed Securities Risk – The default rate on underlying mortgage loans or asset loans may be higher than anticipated, potentially reducing payments to the Fund. Default rates are sensitive to overall economic conditions such as unemployment, wage levels and economic growth rates. Mortgage-backed securities are susceptible maturity risk because issuers of securities held by the Fund are able to prepay principal due on these securities, particularly during periods of declining interest rates.

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

LIBOR Risk – Instruments in which the Fund invests may pay interest at floating rates based on the London Interbank Offered Rate (“LIBOR”) or may be subject to interest caps or floors based on LIBOR. In July 2017, the United Kingdom’s Financial Conduct Authority (the “FCA”) announced the desire to phase out the use of LIBOR by the end of 2021. Most LIBOR settings are no longer published, and the FCA and LIBOR’s administrator, ICE Benchmark Administration (the “IBA”), have announced that a majority of U.S. dollar LIBOR settings will not be published after June 30, 2023. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

Volatility Risk – The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s NAV per share to experience significant increases or declines in value over short periods of time.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2022, cost of purchases and proceeds from sales of portfolio securities, other than short sales, short-term investments and U.S. Government securities, amounted to $114,740,240 and $131,715,225, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Princeton Fund Advisors, LLC, serves as the Fund’s investment adviser (the “Adviser”). The Adviser has engaged Deer Park Road Management Company, LP, Inc. as the primary sub-adviser (the “Sub-Adviser”) to the Fund. The Adviser compensates the Sub-Adviser for its services from the management fees received from the Fund.

Pursuant to an Investment Advisory Agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.84% of the Fund’s average daily net assets. For the year ended September 30, 2022, the Fund incurred $13,482,988 in advisory fees of

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

which $732,851 is payable as of September 30, 2022 and included in the Statement of Assets and Liabilities under the Liabilities section.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser had agreed, at least until January 31, 2023, and effective April 1, 2022, has agreed, at least until January 31, 2024, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary to ensure that the total expenses incurred by the Fund (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, or extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees or contractual indemnification of Fund service providers (other than the Adviser))), not incurred in the ordinary course of the Fund’s business) do not exceed 2.14% per annum of Class A average daily net assets, 2.89% per annum of Class C average daily net assets, and 1.89% per annum of Class I average daily net assets (the “expense limitation”). Effective April 1, 2022, the expense limitation for the Fund was reduced from 2.14%, 2.89%, and 1.89% to 2.00%, 2.75% and 1.75% for Class A, Class C and Class I shares, respectively.

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s operating expenses are subsequently less than the expense limitation, the Adviser shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation. If the operating expenses subsequently exceed the expense limitation, the reimbursements shall be suspended. The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate the Waiver Agreement at any time.

For the year ended September 30, 2022, the Adviser waived fees of $2,269,245 pursuant to the Waiver Agreement.

The following amounts previously waived or reimbursed by the Adviser are subject to recapture by the following dates:

9/30/2023	9/30/2024	9/30/2025
$1,320,975	$1,735,405	$2,269,245

Distributor – The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act for each of its Class A and Class C shares (the “Plans”). The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at annual rates of 0.25% and 1.00% of the average daily net assets attributable to Class A shares and Class C shares, respectively, and is paid to Northern Lights Distributors, LLC (“NLD” or the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. Class I shares do not incur a 12b-1 fee. The Plans are compensation plans, which mean that compensation is provided regardless of 12b-1 expenses incurred. For the year ended

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

September 30, 2022, the Fund paid $305,222 and $62,301 to the Distributor for Class A and Class C shares, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. On sales of Class A shares for the year ended September 30, 2022, the Distributor received $6,713 from front-end sales charges of which $973 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide ancillary services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”) – UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	REVERSE REPURCHASE AGREEMENTS

The Fund is subject to ASC 860, Transfers and Servicing, which requires that all involvements of a transferor with the transferred financial asset be considered in analyzing whether the transferor has surrendered control over the transferred financial asset.

Transaction involving securities repurchase agreements are treated as collateralized borrowings and are recorded at their contracted amounts which approximated fair value. In addition, interest is included in interest payable. As of September 30, 2022, 100% of reverse repurchase agreements had Société Générale as the counterparty. The carrying amount of the Fund’s payable for reverse repurchase agreements as reported on the Statement of Assets and Liabilities approximates its fair value.

Further, as of September 30, 2022, securities with approximately $2,968,473 of fair market value are pledged to collateralize reverse repurchase agreements. Of this, 100.0% are Non-Agency Mortgage Backed Securities.

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

For the year ended September 30, 2022, the Fund entered into several repurchase financing transactions contemporaneously with the initial purchase of a security from the same counterparty, which are considered to be secured borrowings. The following table summarizes the Fund’s borrowings classified as reverse repurchase agreements.

	As of September 30, 2022
	Less than 1	1 to 2	2 Months or
	Month	Months	Greater	Total
Reverse Repurchase Agreements
Non-Agency Mortgage Backed Securities	$—	$—	$2,968,473	$2,968,473
Total	$—	$—	$2,968,473	$2,968,473

6.	OFFSETTING ASSETS AND LIABILITIES

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allows the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre- arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

As of September 30, 2022, the Fund held the following instruments that were subject to offsetting on the Statement of Assets and Liabilities:

Liabilities:
Gross Amounts not offset in the
		Gross Amounts	Net Amounts	Statement of Assets and Liabilities
	Gross	Offset in the	presented in the
	Amounts of	Statement of	Statement of		Cash
	Recognized	Assets and	Assets and	Financial	Collateral	Net
Description	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Reverse Repurchase Agreements	$1,679,000	$—	$1,679,000	$1,679,000	$189,602	$—

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a portfolio creates presumption of the control of the portfolio, under section 2(a)(9) of the 1940 Act. As of September 30, 2022, Charles Schwab held 27.4% of the voting securities of the Fund and may be deemed to control the Fund.

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended September 30, 2022 and September 30, 2021 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2022	September 30, 2021
Ordinary Income	$26,234,442	$27,300,066
Long-Term Capital Gain	—	—
Return of Capital	11,432,981	8,733,434
	$37,667,423	$36,033,500

As of September 30, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	/(Accumulated Deficit)
$—	$—	$(2,534,384)	$(43,591,850)	$—	$(18,121,350)	$(64,247,584)

Capital losses incurred after October 30 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $2,534,384.

At September 30, 2022, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains, along with capital loss carry forwards utilized, as follows:

Short-Term	Long-Term	Total	CLCF Utilized
$31,883,807	$11,708,043	$43,591,850	$182,542

As a result of the acquisition of another Fund, $8,318,380 and $17,296,078 of short-term and long-term capital loss carryover, respectively, remains to be recognized in future years. This amount is subject to an annual limitation of $112,216 under tax rules.

Permanent book and tax differences, primarily attributable to adjustments from the prior year’s tax returns resulted in reclassifications for the Fund for the year ended September 30, 2022, as follows:

Paid
In	Accumulated
Capital	Loss
$39,190	$(39,190)

9.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

At September 30, 2022, the aggregate cost for federal tax purposes (including reverse repurchase agreements), which differs from fair market value by net unrealized appreciation (depreciation) of securities, are as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Depreciation
$609,551,681	$42,257,746	$(60,379,096)	$(18,121,350)

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2022

10.	RECENT ACCOUNTING PRONOUNCEMENTS AND REPORTING UPDATES

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (’‘ASU 2020-04’’). The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any of applying this ASU.

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements, other than the following:

Dividends: The Board declared the following monthly dividends:

	Dividend Per Share	Record Date	Payable Date
Class A	0.0432	10/27/2022	10/31/2022
Class C	0.0381	10/27/2022	10/31/2022
Class I	0.0450	10/27/2022	10/31/2022

Class A	0.0429	11/28/2022	11/30/2022
Class C	0.0369	11/28/2022	11/30/2022
Class I	0.0450	11/28/2022	11/30/2022

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust

and Shareholders of Deer Park Total Return Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Deer Park Total Return Credit Fund (the Fund), a series of the Northern Lights Fund Trust, including the schedule of investments, as of September 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes to the financial statements (collectively, the financial statements), and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2022, by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Princeton Fund Advisors, LLC advised investment companies since 2010.

Denver, Colorado

November 29, 2022

Deer Park Total Return Credit Fund
EXPENSE EXAMPLES (Unaudited)
September 30, 2022

As a shareholder of the Deer Park Total Return Credit Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2022 through September 30, 2022.

Actual Expenses

The “Actual” Expenses in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical Expenses” in the table below provides information about hypothetical account values and hypothetical expenses based on the Deer Park Total Return Credit Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	4/1/2022	9/30/2022	4/1/2022 - 9/30/2022	4/1/2022 - 9/30/2022
Class A	$1,000.00	$930.30	$9.78	2.02%
Class C	1,000.00	926.50	13.38	2.77%
Class I	1,000.00	931.50	8.58	1.77%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	4/1/2022	9/30/2022	4/1/2022 - 9/30/2022	4/1/2022 - 9/30/2022
Class A	$1,000.00	$1,014.93	$10.21	2.02%
Class C	1,000.00	1,011.17	13.97	2.77%
Class I	1,000.00	1,016.19	8.95	1.77%

*	Expenses are equal to the average account value over the period, multiplied by each Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

**	Annualized.

Deer Park Total Return Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2022

Princeton Fund Advisors, LLC
Adviser to Deer Park Total Return Credit Fund*

In connection with the regular meeting held on September 21-22, 2022 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between Princeton Fund Advisors, LLC (“PFA” or the “Adviser”) and the Trust, with respect to the Deer Park Total Return Credit Fund (“Deer Park Total” or the “Fund”). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Board noted that PFA was founded in 2011 and had $1.1 billion in assets under management and approximately $2.9 billion in assets under management with affiliates as of June 30, 2022. The Board reviewed the background information on the key investment personnel who were responsible for servicing the Fund, taking into account their education and noting the investment team’s diverse financial industry experience, which included managing hedge funds and implementing alternative investment strategies. The Board noted that, with respect to Deer Park Total, PFA conducted ongoing due diligence and oversight of the sub-adviser. The Board considered that PFA was in regular communication with the sub-adviser regarding its compliance program, and that both PFA and the sub-adviser monitored Deer Park Total’s compliance with investment limitations. The Board noted that PFA reported no material compliance or litigation issues since the last renewal of the Advisory Agreement. The Board further noted that PFA dedicated sufficient resources to support its high maintenance, complex operations and the Fund. Based on the information provided, the Board concluded that PFA could be expected to continue to provide satisfactory service to the Fund and its shareholders.

Performance.

Deer Park Total. The Board observed that the Fund received a four-star Morningstar rating. The Board noted that the Fund had solid performance over all reported time periods, noting that the Fund outperformed its benchmark, Morningstar category and peer group across all periods. The Board noted that the Fund’s Sharpe and Sortino ratios were consistently in the first or second quartile across all periods. Although past performance is no guarantee of future results, the Board concluded that PFA could be expected to provide reasonable returns to the Fund and its shareholders.

Deer Park Total Return Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2022

Fees and Expenses.

Deer Park Total. The Board noted that Fund’s peer group consisted of eleven funds. The Board considered PFA’s advisory fee, noting that it was higher than the peer group and Morningstar category medians and averages, representing the highest fee in the category. The Board discussed the Fund’s net expense ratio, noting that it was higher than the peer group and Morningstar category medians and averages. The Board discussed PFA’s justification for its higher fee, noting that PFA believed that the fees were reasonable because of the resources of the advisory and sub-advisory teams, uniqueness and complexity of the Fund’s strategy, and consistent performance relative to its peers. The Board further noted that PFA disagreed with the Fund’s Morningstar category classification because most of the funds in that category focused on high yield corporate bonds whereas the Fund had very limited exposure to corporate bonds, and that PFA believed such misclassification resulted in the Fund’s fees and expenses appearing higher on a relative basis. The Board acknowledged that the Fund had an expense limitation agreement in place and that PFA intended to renew the agreement. They considered the advisory fee relative to the sub-advisory fee and the reasonableness of such allocation in light of the duties of the adviser and sub-adviser. The Board concluded the advisory fee was not unreasonable.

Profitability. The Board reviewed PFA’s profitability analysis, including the impact of sub-advisory fees for Deer Park Total, noting that the profits appeared reasonable. The Board acknowledged the effort required to maintain and manage the Fund’s investment program and determined PFA’s profits were not excessive with respect to either Fund.

Economies of Scale. The Board considered whether PFA had achieved economies of scale with respect to the Fund. The Board noted PFA’s belief that the Fund had capacity constraints at certain asset levels. The Board agreed that the expense limitation agreement had provided benefits to shareholders. The Board reviewed the Fund’s current asset levels and concluded that the Fund had not attained an asset level at which PFA had achieved meaningful economies of scale in managing the Fund, despite the breakpoints in the Deer Park Total sub-advisory fee and determined to revisit the matter if circumstances were to change.

Conclusion. Having requested and received such information from PFA as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that renewal of the Advisory Agreement with PFA was in the best interests of the shareholders of the Fund.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Deer Park Total Return Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2022

Deer Park Road Management, LP
Sub-Adviser to Deer Park Total Return Credit Fund*

In connection with the regular meeting held on September 21-22, 2022 of the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the sub-advisory agreement (the “Sub-Advisory Agreement”) between Princeton Fund Advisers, LLC (“PFA”) and Deer Park Road Management Company, L.P. (“Sub-Adviser”), with respect to the Deer Park Total Return Credit Fund (the “Fund”). In considering the renewal of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Services. The Board noted that the Sub-Adviser was founded in 2003 and had approximately $4.6 billion in assets under management and specialized in providing portfolio management and structured credit analysis to high-net-worth individuals and institutional investors. The Board reviewed the background information of the key investment personnel who were responsible for providing sub-advisory services to the Fund, taking into consideration their education and experience, most notably with managing hedge funds. The Board acknowledged that the Sub-Adviser used a fundamental research approach to identify and select mortgage-backed and asset-backed securities that the Sub-Adviser believed were deeply discounted, had shorter durations and displayed the ability to generate a high cash flow. The Board noted that the Sub-Adviser used modeling software to monitor the Fund’s portfolio and adhere to the Fund’s investment limitations. The Board further noted that the Sub-Adviser selected broker-dealers based on its evaluation of the broker’s ability to meet certain best execution standards including reasonable trading costs and other quality of service factors. The Board commented that the Sub-Adviser provided deep research and sufficient resources to support the investment process and the Fund. The Board concluded that the Sub-Adviser was expected to continue providing quality service to the Fund, PFA, and its shareholders. Based on the information provided, including PFA’s satisfaction with the services of the Sub-Adviser, the Board concluded that the nature, extent and quality of the service provided were acceptable.

Performance. The Board noted that the Fund’s investment objective was to seek income and capital appreciation and that the Fund received a four-star Morningstar rating. The Board considered the Fund’s performance, commenting that the Fund had outperformed its peer group, Morningstar category, and benchmark over the one-year, three-year, five-year, and since inception period. The Board agreed that the Sub-Adviser’s performance was acceptable.

Deer Park Total Return Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2022

Fees and Expenses. The Board noted that the Sub-Adviser received a sub-advisory fee based on net advisory fees after the payment of certain expenses, with breakpoints at various asset levels, which was paid by PFA out of its advisory fee. The Board noted that the Sub-Adviser compared the Fund’s sub-advisory fee to the fees paid to the Sub-Adviser for managing private funds, and that the fees charged for managing the private funds generally included a 1% management fee as well as incentive fees. After discussion, the Board concluded the sub-advisory fee was not unreasonable.

Profitability. The Board reviewed the profitability analysis provided by the Sub-Adviser, acknowledging that the Sub-Adviser received a solid profit in terms of actual dollars and percentage of revenue earned. The Board acknowledged the Sub-Adviser’s assertion that the profits were reasonable based on the amount of research and intensive analysis required to select the Fund’s investments. After further discussion, the Board concluded that the Sub-Adviser’s profitability was not excessive.

Economies of Scale. The Board considered whether the Sub- Adviser had realized economies of scale with respect to the sub-advisory services provided to the Fund. The Board agreed that this was primarily an adviser level issue and had been considered with respect to the overall advisory agreement, taking into consideration the impact of the sub-advisory expense and the breakpoints in the sub-advisory fee.

Conclusion. Having requested and received such information from the Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, and as assisted by the advice of counsel, the Board concluded that renewal of the Sub-Advisory Agreement with the Fund was in the best interests of the Fund and its shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Deer Park Total Return Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2022

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended September 30, 2022, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

Deer Park Total Return Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2022

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 -2017); and Altegris KKR Commitments Master Fund (since 2014); Carlyle Tactical Private Credit Fund (since March 2018) and Independent Director OHA CLO Enhanced Equity II Genpar LLP (since June 2021).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business, University of South Florida, Tampa FL (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

9/30/22 – NLFT_v1

Deer Park Total Return Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2022

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017	Executive Vice President, Head of Fund Administration, and Product; Ultimus Fund Solutions, LLC (since 2020); Vice President of The Ultimus Group, LLC (since 2019); Executive Vice President, Gemini Fund Services, LLC (2019-2020); President, Gemini Fund Services, LLC (2012-2019); Treasurer of the Trust (2006-June 2017).	N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017	Senior Vice President Fund Administration, Ultimus Fund Solutions (since 2020); Senior Vice President Fund Administration, Gemini Fund Services, LLC (2012-2020); Assistant Treasurer of the Trust (2006-June 2017).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Associate Director, Ultimus Fund Solutions (since 2022); Manager of Legal Administration, Ultimus Fund Solutions (2020-2022); Manager of Legal Administration, Gemini Fund Services, LLC (2018-2020); Senior Paralegal, Gemini Fund Services, LLC (2013 - 2018).	N/A	N/A
Michael J. Nanosky Born in 1966	Chief Compliance Officer Since January 2021	Chief Compliance Officer, of the Trust (since January 2021); Vice President-Senior Compliance Officer, Ultimus Fund Solutions (since 2020); Vice President, Chief Compliance Officer for Williamsburg Investment Trust (2020-current); Senior Vice President- Chief Compliance Officer, PNC Funds (2014-2019).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of September 30, 2022, the Trust was comprised of 70 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s Adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s Adviser.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-868-9501.

9/30/22 – NLFT_v1

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●    Social Security number and wire transfer instructions

●    account transactions and transaction history

●    investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●    open an account or deposit money

●    direct us to buy securities or direct us to sell your securities

●    seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●    sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●    affiliates from using your information to market to you.

●    sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888 -868-9501 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISER
Princeton Fund Advisors, LLC
1580 Lincoln Street, Suite 680
Denver, CO 80203

INVESTMENT SUB-ADVISER
Deer Park Road Management Company, LP
1195 Bangtail Way
Steamboat Springs, CO 80487

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

DEERPARK-AR22

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)        The Code of Ethics is not posted on Registrant’ website.

(f)        A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Taylor and Mr. Gersten are independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2022 - $37,000

2021 - $33,500

(b) Audit-Related Fees
2022	– None

2021– None

(c)	Tax Fees

2022 - $3,900

2021- $3,900

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2022 – None

2021 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2) Percentages of Services Approved by the Audit Committee

	2022	2021
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2022 - $3,900

2021 - $3,900

(h)	The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)   Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 12/08/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 12/08/22

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 12/08/22